As filed with the Securities and Exchange Commission on March 28, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X

(File No. 33-42101)

Pre-Effective Amendment No.

Post-Effective Amendment No. 52

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X

(811-06373)

Amendment No. 53

SIT MUTUAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

3300 IDS Center, Minneapolis, Minnesota 55402

(Address of Principal Executive Offices) (Zip Code)

(612) 332-3223 (Registrants’ Telephone Number, including Area Code)

Kelly K. Boston, Esq.

Sit Mutual Funds

3300 IDS Center

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

Copy to:

Michael J. Radmer, Esq.

Dorsey & Whitney, LLP

50 South 6th Street, Suite 1500

Minneapolis, Minnesota 55402

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b)

☐    on (specify date) pursuant to paragraph (b)

☐    60 days after filing pursuant to paragraph (a)(1)

☐    on (specify date) pursuant to paragraph (a)(1)

☐    75 days after filing pursuant to paragraph (a)(2)

☒    on June 30, 2016 pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

June 30, 2016

SIT MUTUAL FUNDS

Sit ESG Growth Fund

Environmental, Social and Corporate Governance (ESG)

Class I – [SYMBOL]

Class S – [SYMBOL]

Sit Mutual Funds are a family of no-load mutual funds offering a selection of funds to investors.

Each fund has a distinctive investment objective and risk/reward profile.

This prospectus describes the Sit ESG Growth Fund, a fund that is part of the Sit Mutual Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Fund seeks to maximize long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class I	Class S
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed only on shares held for less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution (12b-1) fees	None	0.25%
Total Annual Fund Operating Expenses	1.25%	1.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$128	$399	$690	$1,518
Class S	$154	$477	$824	$1,801

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. The Fund’s inception date is June 30, 2016, and therefore there is no turnover rate to report.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase.

The Adviser invests in growth-oriented companies it believes exhibit the potential for superior growth. The Fund focuses on stocks issued by companies with long records of earnings and revenue growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:

➢	unique product or service,

➢	growing product demand,
➢	dominant and growing market share,
➢	management experience and capabilities, and
➢	strong financial condition.

In addition to the fundamental financial analysis, the stock selection process takes into consideration ESG screens from third-party providers that rank companies within an industry or sector based on several ESG characteristics, or the Adviser’s own analysis of a company’s ESG practices if such ranking is not available or the Adviser believes the available ranking is not accurate. The ESG screens utilize comparative weighted rankings of company ESG issues by sectors based on company and industry-specific factors, which assess a company’s sustainability policies, management systems and performance. ESG factors often require a subjective analysis and are subject to change. Environmental factors may include, for example, environmental footprint, pollution impact and resource management. Social factors may include, for example, human capital concerns, product safety, workplace diversity and employee welfare. Governance factors may include, for example, corporate governance concerns, business ethics, sustainability policy and public policy concerns.

The Fund invests in the common stock of U.S and foreign companies, and in American Depositary Receipts and Global Depositary Receipts of foreign companies. The Fund invests primarily in companies of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals, anticipated earnings, financial position and ESG practices or ranking.

The Fund’s benchmark index to be used in connection with the Fund’s investment objective is the MSCI World Index, and such benchmark index may be changed from time to time with approval of the Fund’s Board of Directors. The MSCI World Index represents large and mid-cap equity performance of 23 developed markets countries. The Fund will also compare its performance to the S&P 500 Index which represents the performance of 500 widely held common stocks of U.S. large-cap companies.

PRINCIPAL INVESTMENT RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are as follows:

›

ESG Risk: The Fund’s ESG criteria may exclude securities of certain issuers for nonfinancial reasons and therefore the Fund may forgo some market opportunities available to funds that don’t use an ESG criteria. Stocks of companies with ESG practices may shift into and out of favor with stock market investors depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use an ESG criteria.

›

Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth style stocks. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

›

International Investing Risk: Because the Fund may invest in foreign securities, there is an international investing risk. International investing involves risks not typically associated with investing in U.S. securities which may adversely affect the Fund’s investment. These risks include currency risk, currency hedging transactions risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

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›	Management Risk: A strategy used by the investment management team may not produce the intended results.

›

Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

›	Mid Cap Stock Risk: Stocks of mid cap companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

›

New Fund Risk: The Fund’s inception is June 30, 2016. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund.

HISTORICAL PERFORMANCE

The Fund’s inception is June 30, 2016, and therefore there is no performance information to report at this time. For current performance information, please call 1-800-332-5580 or visit www.sitfunds.com. The Fund’s past performance does not necessarily indicate how it will perform in the future.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser (the “Adviser”). The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Roger J. Sit, Chairman and President. Mr. Sit has served as Chief Investment Officer of the Fund since its inception on June 30, 2016.

David A. Brown, Vice President – Research and Investment Management of the Adviser. Mr. Brown has served as Portfolio Manager of the Fund since its inception on June 30, 2016.

Kent L. Johnson, Vice President – Investments. Mr. Johnson has served as Portfolio Manager of the Fund since its inception on June 30, 2016.

Michael T. Manns, Vice President – Research and Investment Management of the Adviser. Mr. Manns has served as Portfolio Manager of the Fund since its inception on June 30, 2016.

Tasha M. Murdoff, Vice President – Research and Investment Management of the Adviser. Ms. Murdoff has served as Portfolio Manager of the Fund since its inception on June 30, 2016.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Class S shares of the Fund is $5,000, and the minimum initial investment for Class I shares of the Fund is $100,000. The minimum subsequent investment for either share class is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940) or by phone (1-800-332-5580).

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account which may be taxable upon withdrawal from the tax-deferred arrangement.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

The Fund’s investment objective and its principal investment strategies and risks are described under “Summary Information About The Fund.” This section provides additional information about the Fund’s investments and certain portfolio management techniques the Fund may use, as well as the principal risks that may affect the Fund’s portfolio. The Fund’s investment objective and certain other investment restrictions designated as fundamental may not be changed without shareholder approval. In seeking to achieve its investment objective, the Fund may also invest in various types of securities and engage in various investment practices which are not the principal focus of the Fund and therefore not described in this Prospectus. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information.

HOW THE FUND INVESTS

Securities for the Fund are determined by an experienced management team. The Fund’s primary portfolio managers seek to ensure that investments are compatible with the Fund’s investment objective and strategies. The research team uses a combination of “top-down” and “bottom-up” analysis to identify companies that it believes have outstanding investment potential. The investment philosophy of the research team is to target growth-oriented opportunities and invest in companies with the potential to increase earnings at a faster rate than the representative economy and market index. Decisions to buy and sell securities are based on the management team’s best judgment to achieve the Fund’s investment objective.

In selecting equity securities for the Fund, the Adviser invests in growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including: unique product or service, growing product demand, dominant and growing market share, management experience and capabilities, and strong financial condition.

The stock selection process also takes into consideration ESG screens from third-party providers that rank companies within an industry or sector based on several ESG characteristics, or the Adviser’s own analysis of a company’s ESG practices if such ranking is not available or the Adviser believes the available ranking is not accurate. The ESG screens utilize comparative weighted rankings of company ESG issues by sectors based on company and industry-specific factors, which assess a company’s sustainability policies, management systems and performance.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings. Generally, the Adviser will sell a security when the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the market.

MORE ON THE FUND’S RISKS

All investments carry some degree of risk which will affect the value of the Fund’s investments, investment performance and price of its shares. It is possible to lose money by investing in the Fund.

ESG Risk: The Fund’s ESG policy could cause it to perform differently compared to similar funds that do not have such a policy. The exclusionary criteria related to the ESG policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

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Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth style stocks. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

International Investing Risk: The Fund invests in equity securities that trade in markets other than the United States and may invest in depository receipts which have similar risks as foreign securities. International investing involves risks not typically associated with investing in U.S. securities which may adversely affect the Fund’s investment. These risks include:

Currency Risk: The value of the Fund’s foreign securities and currency computed in U.S. dollars will vary with increases and decreases in exchange rates. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in that currency.

Currency Hedging Transactions Risk: If the Adviser’s forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. In addition, the Fund’s hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

Foreign Securities Market Risk: Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk: The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Information Risk: Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in developing markets may be especially lacking.

Investment Restrictions Risk: Some countries, particularly developing markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risk: Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries, changes in international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

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Management Risk: A strategy used by the investment management team may not produce the intended results.

Market Risk: The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably.

Mid Cap Stock Risk: Stocks of mid cap companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may be slightly less volatile than those of small-cap companies. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

New Fund Risk: The Fund’s inception is June 30, 2016. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Directors may determine to liquidate the Fund. The timing of any liquidation may not be favorable to certain individual shareholders.

TEMPORARY DEFENSIVE INVESTING

For temporary defensive purposes in periods of unusual market conditions, the Fund may invest all of its total assets in cash or short-term debt securities including certificates of deposit, bankers’ acceptances and other bank obligations, corporate and direct U.S. obligation bonds, notes, bills, commercial paper and repurchase agreements and other taxable obligations. Investing in these temporary investments may reduce the Fund’s yield and prevent the Fund from achieving its investment objective.

PORTFOLIO TURNOVER

The Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. A high portfolio turnover rate generally will result in greater brokerage commission expenses borne by the Fund which may decrease the Fund’s yield. A high portfolio turnover rate may result in higher amounts of realized capital gain, including short-term capital gain, subject to the payment of taxes by shareholders.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings will be included in the Fund’s annual and semi-annual financial reports that are mailed to shareholders of record. Additionally, a complete portfolio holdings report will be filed quarterly with the SEC on Form N-Q and is available on the SEC website at www.sec.gov or upon request from a Sit Investor Service Representative. A complete description of the Fund’s portfolio holdings disclosure policies is available in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Sit Investment Associates, Inc. (the “Adviser”), 3300 IDS Center, 80 S. Eighth Street, Minneapolis, Minnesota 55402, is the Fund’s investment adviser. The Adviser was founded in 1981 and provides investment management services for both public and private clients. As of December 31, 2015, the Adviser had approximately $14.3 billion in assets under management, including approximately $2.7 billion for the 13 Sit Mutual Funds.

Under the Investment Management Agreement between the Fund and the Adviser (the “Agreement”), the Adviser manages the Fund’s business and investment activities, subject to the authority of the board of directors. A discussion regarding the basis of the board of directors’ approving the Agreement will be

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available in the Fund’s Semi-Annual Report. The Agreement requires the Adviser to bear all of the Fund’s expenses except interest, brokerage commissions, transaction charges, acquired fund fees and expenses and certain extraordinary expenses. The Fund pays the Adviser a monthly fee for its services. During its next fiscal year, the Fund will pay an advisory fee to the Adviser equal to 1.25% of the Fund’s average daily net assets.

PORTFOLIO MANAGEMENT

The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund. The portfolio management team is led by Roger J. Sit, Chairman, President, Chief Executive Officer, and Global Chief Investment Officer of the Adviser.

The following table lists the individual team members that are primarily responsible for managing The Fund’s investments.

Portfolio Manager Title	Role on Management Team	Experience with: • Management Team • Adviser • Industry		Past 5 Years Business Experience
Roger J. Sit Chairman and President	Chief Investment Officer	0 yrs 17 yrs 26 yrs	0 m 6 m 0 m	Chairman, President, CEO and Global CIO of the Advisor; Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).

Kent L. Johnson Vice President — Investments	Portfolio Manager	0 yrs 27 yrs 27 yrs	0 m 5 m 5 m	Sr. Vice President — Equity Investments of the Adviser.

David A. Brown, Vice President – Research and Investment Management of the Adviser.	Portfolio Manager	0 yrs 18 yrs 21 yrs	0 m 11 m 0 m	Vice President – Research and Investment Management of the Adviser.

Michael T. Manns, Vice President – Research and Investment Management of the Adviser.	Portfolio Manager	0 yrs 1 yrs 27 yrs	0 m 7 m 7 m	Vice President – Research and Investment Management of the Adviser, 4/2014 to present; Sr. Equity Analyst at Bloomberg Industries, 2009 – 2014.

Tasha M. Murdoff, Vice President – Research and Investment Management of the Adviser.	Portfolio Manager	0 yrs 20 yrs 20 yrs	0 m 7 m 7 m	Vice President – Research and Investment Management of the Adviser.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund, if any.

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BUYING AND SELLING SHARES

BUYING SHARES

To Open an Account
Minimum Investment	Buy by Mail	Buy by Telephone	Buy Online
$5,000 for Class S shares, $100,000 for Class I shares

Mail a completed account application and check via regular mail or overnight delivery:

Regular Mail                     Overnight Delivery

Sit Mutual Funds               Sit Mutual Funds

P. O. Box 9763                  4400 Computer Drive

Providence, RI 02940        Westborough, MA 01581

Certain checks and other instruments are not accepted without prior approval such as:

    •  third party checks

    •  money orders

    •  travel checks

    •  starter checks

    •  credit card checks

Prospectuses and account applications may be viewed and printed from our website, www. sitfunds.com.

Fax a completed account application to Sit Mutual Funds at 612-342-2111 and then call us at 1-800-332-5580 for a new account number and bank wiring instructions.

Instruct your bank to wire your investment to us using the wire instructions we have given you. Your bank may charge a wire fee. Mail the original signed account application to:

Sit Mutual Funds

P.O. Box 9763

Providence, RI 02940

Note for IRA Accounts: An IRA account cannot be opened over the telephone.

You cannot open an account and make an initial purchase online.

•     Shares may be purchased on any day the NYSE is open with a minimum initial investment of $5,000 for Class S shares and $100,000 for Class I shares.

•     IRA accounts (regular, Roth and SEP) require a minimum initial investment of $2,000 for Class S shares and $100,000 for Class I shares.

To Add to an Account
Minimum Investment	Buy by Mail	Buy by Telephone	Buy Online
$100

Mail a completed investment slip for a particular fund (which you received in your account statement) or a letter of instruction with a check:

Regular Mail                     Overnight Delivery

Sit Mutual Funds               Sit Mutual Funds

P. O. Box 9763                  4400 Computer Drive

Providence, RI 02940        Westborough, MA 01581

A letter of instruction must include your account number, the name(s) of the registered owner(s) and the Fund(s) that you want to purchase.

Certain checks and other instruments are not accepted without prior approval such as:

    •  third party checks

    •  money orders

    •  travel checks

    •  starter checks

    •  credit card checks

Payment by Wire. Call us at 1-800-332-5580 to request wire instructions and instruct your bank to wire your investment to us using the wire instructions we have provided.

Payment by ACH. Call us at 1-800-332-5580 to request that a purchase be made electronically from your bank account. The shares purchased will be priced on the next business day following your telephone request made prior to the close of the NYSE.

Before using the ACH feature, you must set up the ACH option on your initial account application or a Change of Account Options Form.

You may purchase additional shares of a Sit Fund online. Visit www.sitfunds.com to access your account. Your account must have a designated bank account to execute transactions.

•     Additional investments in any account must be at least $100.

•     You may set up an Automatic Investment Plan on your initial account application or on a Change of Account Options Form. The Plan will invest in the selected Fund electronically from your bank account (via ACH) on any day the Funds are open.

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SELLING SHARES

To Sell Shares
Sell by Mail	Sell by Telephone	Sell Online

Mail a written request that includes:

•      account number

•      names and signatures of all registered owners exactly as they appear on the account

•      name of Fund and number of shares or dollar amount you want to sell

•      Medallion signature guarantee(s) if you have requested that the proceeds from the sale be:

•      paid to anyone other than the registered account owners

•      paid by check and mailed to an address other than the registered address

•      sent via bank wire (currently an $8 fee) to a bank different than the bank authorized by you on your account application

•      supporting legal documents, if required

•      method of payment (check, wire transfer, or ACH)

Note for IRA Accounts: Mail a signed IRA Distribution Form to Sit Mutual Funds

Call us at 1-800-332-5580 and request a sale of shares.

Before selling shares by telephone, you must set up the option on your initial account application or a Change of Account Options Form. Proceeds from the sale will be sent as directed on your application by check, bank wire or ACH. The Fund’s bank charges a wire fee to send the proceeds via bank wire (currently $8).

Note for IRA Accounts: If you have completed an IRA Redemption Privileges Form, a sale of shares from an IRA account can be made over the telephone.

You may sell shares of a Sit Fund online. Visit www.sitfunds.com to access your account. Your account must have a designated bank account to execute transactions.

•      Your sale proceeds will be paid as soon as possible, generally not later than 7 days after the Fund’s receipt of your request to sell. However, if you purchased shares with nonguaranteed funds, such as a personal check, and you sell shares, your sale proceeds payment will be delayed until your check clears, which may take 15 days. You may receive proceeds from the sales of your shares in one of three ways:

•      By Mail: Your check will generally be mailed to the address of record within 7 days after receipt of your request.

•      By Wire: Your bank account will generally be credited within 1 to 2 business days after receipt of your request. The Fund’s bank charges a wire fee (currently $8) which will be deducted from the balance of your account or from the amount being wired if your account has been completely redeemed. The recipient bank may also charge a wire fee.

•      By ACH: Your bank account will generally be credited within 1 to 2 business days after receipt of your request.

•      Other Documents: Under certain circumstances, sales of shares may require additional legal documentation, such as sales by estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

•      Medallion Signature Guarantee: A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transactions. A medallion signature guarantee may be obtained from a bank, brokerage firm, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. A notary public stamp cannot be substituted for a medallion signature guarantee.

•      You may set up an Automatic Withdrawal Plan (minimum $100) on your initial account application or on a Change of Account Options Form. The Plan will sell shares of the selected Fund and send the proceeds by check or by ACH.

EXCHANGING SHARES

To Exchange Shares
Exchange by Mail	Exchange by Telephone	Exchange Online

You may sell shares of one Sit Fund and purchase shares of another Sit Fund by mailing a letter of instruction signed by all registered owners of the account:

Regular Mail                     Overnight Delivery

Sit Mutual Funds               Sit Mutual Funds

P. O. Box 9763                  4400 Computer Drive

Providence, RI 02940        Westborough, MA 01581

A letter of instruction must include your account number, the name(s) and the number of shares or dollar amount of the Fund(s) you want to sell and the name(s) of the Fund(s) you want to purchase.

	You may sell shares of one Sit Fund and purchase shares of another Sit Fund by calling us at 1-800-332-5580. If you call after business hours, you will need your Personal Identification Number to use the automatic telephone system.	You may sell shares of one Sit Fund and purchase shares of another Sit Fund online. Visit www.sitfunds.com to access your account.

•      There is no cost to sell shares of one or more Sit Funds and use the proceeds to buy shares of another Sit Fund.

•      Before making an exchange, please read the Prospectus and consider the investment objective of the Fund you are purchasing.

•      An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.

•      You may set up an Automatic Exchange Plan on your initial account application or on a Change of Account Options Form. The Plan will sell shares of one Sit Fund and invest in another Sit Fund on any day the Funds are open.

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ACCOUNT INFORMATION

PRICING OF FUND SHARES

Your price for purchasing, selling, or exchanging shares is based on the Fund’s net asset value (“NAV”) per share, which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 3:00 p.m. Central time) every day the exchange is open. The NAV per share of the Fund will fluctuate. The Fund’s NAV per share is calculated by adding the total value of the Fund’s investments and other assets (including accrued income), subtracting its liabilities, and dividing by the number of outstanding shares of the Fund.

The Board of Directors has adopted procedures for valuing investments and delegated to the Adviser the daily valuation of such investments. Pursuant to the procedures, exchange-listed securities are normally valued at closing sale prices. In certain situations, the Adviser may use the fair value of a security if prices are unavailable or are deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before the Fund values its assets that would materially affect net asset value. In addition, for foreign equity securities that meet certain criteria, the Directors have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. The Adviser expects to fair value domestic securities in limited circumstances, such as when the securities are subject to restrictions on resale. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other mutual funds using their own fair valuation procedures. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be different than the value that could be realized upon the sale of that security. Because foreign securities trade on days when Fund shares are not priced, the value of foreign securities held by the Fund can change on days when Fund shares cannot be redeemed.

Short-term debt securities maturing in less than 60 days are valued at amortized cost. The amortized cost method of valuation initially values a security at its purchase cost, then consistently adjusts the cost value by amortizing/accreting any discount or premium paid until the security’s maturity without regard to fluctuating interest rates.

WHEN ORDERS ARE EFFECTIVE

Purchase, exchange, and sale orders are received and may be accepted by Sit Mutual Funds only on days the New York Stock Exchange (“NYSE”) is open. The customary national business holidays observed by the NYSE are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. Purchase, exchange, and sale orders received in good order by the Fund’s transfer agent at its Westborough office (4400 Computer Drive, Westborough, MA 01581) prior to the close of the NYSE (generally 3:00 p.m. Central time) are processed at the net asset value per share calculated for that business day, except purchases made to an existing account via Automated Clearing House, “ACH,” electronic transfer of funds. ACH purchases are invested at the net asset value per share on the next business day (or, if the next business day is a bank holiday, then two business days) after your telephone call to the Fund if you call the Fund prior to the close of the NYSE. Your bank account will be debited within 1 to 2 business days.

If your purchase, exchange, or sale order is received after the close of the NYSE, the purchase, exchange or sale will be made at the net asset value calculated on the next day the NYSE is open.

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INVESTING THROUGH FINANCIAL INTERMEDIARIES

There is no charge to invest, exchange, or sell shares when you make transactions directly through Sit Mutual Funds.

The Fund may authorize certain institutions acting as financial intermediaries (including banks, trust companies, brokers and investment advisers), to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. The Fund will be deemed to have received an order when the order is received by the authorized intermediary in good form, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the Fund (or its transfer agent) within agreed upon time periods. Investors purchasing shares through a financial intermediary should read their account agreements carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary also may impose account charges, such as asset allocation fees, account maintenance fees and other charges. A financial intermediary may aggregate the amount invested in the Fund by their clients in order to meet the Fund’s minimum investment requirement. If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

The Fund offers shares in two classes and the Fund’s ability to monitor account balances through an omnibus account of a financial intermediary for purposes such as converting between share classes may be significantly limited or absent.

CLASS I AND CLASS S SHARES:

The Fund offers shares in two classes: Class I shares and Class S shares. Different investment minimums and expenses apply to each share class, and as a result, the investment performance of each will differ. For more information, please refer to the section titled “Buying and Selling Shares” and the “Fees and Expenses of the Fund” subsection within the Fund’s summary information.

Employees, officers or directors of the Adviser, its affiliates or the Fund, and family members of such employees, officers or directors, are entitled to purchase the Fund’s Class I shares with a minimum investment of $5,000 rather than the $100,000 minimum investment requirement applicable to all other investors.

Distribution Plan – Class S Shares:

The issuer of the Fund, Sit Mutual Funds, Inc., has adopted on behalf of the Fund’s Class S shares a distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows Class S shares to pay distribution fees for the sale and distribution of its shares. Under the Distribution Plan, Class S shares may pay as compensation up to an annual rate of 0.25% of the average daily net asset value of Class S shares to the Distributor or other qualified recipient under the Distribution Plan. As these fees are paid out of the Class S assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Converting Shares:

A conversion between class shares is a non-taxable event.

Self-directed conversions. You may convert Class S shares into Class I shares at any time if your account balance in the Fund is at least $100,000. You may call an investor service representative or mail a request to the Fund.

12

Automatic Conversions. The Fund conducts periodic reviews of account balances and may convert an eligible investor’s Class S shares into Class I shares. The Fund will notify the investor in writing before any automatic conversion into Class I shares. You may instruct the Fund if you do not want to convert to the lower-cost Class I shares. If an investor no longer meets the requirements for Class I shares, the Fund may convert the investor’s Class I shares into Class S shares. A decline in the investor’s account balance because of redemptions may result in such a conversion. The Fund will notify the investor in writing before any automatic conversion into Class S shares.

PURCHASE RESTRICTIONS

The Fund may reject or restrict any purchase or exchange order at any time when, in the judgment of management, it is in the best interests of the Fund. For example, see the discussion regarding “Excessive Trading in Fund Shares” below.

EXCESSIVE TRADING IN FUND SHARES

The Fund discourages excessive short-term trading that could be disruptive to the management of the Fund. When large dollar amounts are involved, the Fund may have difficulty implementing investment strategies, because it cannot predict how much cash it will have to invest. Excessive trading also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to satisfy a redemption request, and may increase brokerage expenses. These factors may hurt the Fund’s performance and its shareholders.

The Fund may, in the Fund’s discretion, reject any purchase or exchange order from a shareholder if the Fund determines that the shareholder’s short-term trading activity is excessive. The Fund’s Boards of Directors have approved policies and procedures designed to discourage excessive trading in Fund shares. For example, the Fund imposes a redemption fee on shares held for less than 30 calendar days. Additionally, the Fund monitors purchase orders and investigate orders that exceed certain thresholds and attempt to confirm that the investment is not being made for a short-term, otherwise any such trade will be rejected. The Fund has the right to modify the market timing policy at any time without advance notice. The Fund seeks to apply market timing policies and procedures uniformly to all shareholders. The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts, however, it should be noted that the ability of the Fund to monitor and limit excessive short-term trading of shareholders investing in the Fund through the omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts. Despite our efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify market timers or curtail its trading practices.

SMALL ACCOUNT BALANCES / MANDATORY REDEMPTIONS

The minimum investment in the Fund is $100,000 with respect to Class I shares and $5,000 with respect to Class S shares. The minimum investment requirement is applied at the omnibus account level for shares purchased through a financial intermediary. If your account balance in the Fund falls below $5,000 as a result of selling or exchanging shares, the Fund has the right to redeem your shares and send you the proceeds. Before redeeming your account, the Fund will mail you a notice of its intention to redeem, which will give you an opportunity to make an additional investment. If you do not increase the value of your account to at least $5,000 within 30 days of the date the notice was mailed, the Fund may redeem your account.

13

UNCASHED CHECKS AND DORMANT ACCOUNTS

The assets in your account are subject to state unclaimed property laws which apply to both shares held in the Fund and uncashed checks from dividends or other distributions from the Fund. If your account has had undeliverable mail, uncashed checks or inactivity for a period of time specified by your state, the Fund may be required to transfer the assets to the state in compliance with these laws.

EARLY REDEMPTION FEE

The Fund charges a redemption fee on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders. It is charged to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders by reducing the trading costs and other costs associated with short-term investments in the Fund.

The “first-in, first out” (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

The redemption fee will not be assessed on the following redemptions or exchanges:

›

shares in accounts of asset allocation or wrap programs or other fee-based programs of intermediaries whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders, such as model driven programs with periodic automatic portfolio rebalancing or non-discretionary rebalancing or asset allocation programs;

›	shares acquired through reinvestment of dividends and/or capital gains;

›

shares redeemed in involuntary transactions, including, for example, shares redeemed from a shareholder account for purposes of complying with the anti-money laundering (AML) requirements or required by law or regulation, a regulatory agency, or a court order;

›	shares redeemed due to the shareholder’s death; and

›

shares redeemed from certain omnibus accounts held by financial intermediaries whose systems are unable to assess the redemption fee; certain employer-sponsored retirement accounts (including certain plans qualified under 401(k) of the Internal Revenue Code and other types of defined contribution or employee benefit plans); and shares redeemed in connection with required distributions from an IRA.

INVESTOR SERVICE FEES

Investor Services Representatives can provide many services to you. You will be charged a fee for some customized services, such as researching historical account statements and mailings via overnight delivery services. A schedule of services with applicable fees, if any, is available upon request.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens an account with the Fund. Applications without this information, or without an indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Fund reserves the right to: (a) place limits on account transactions until the investor’s identity is verified; (b) refuse an investment in the Fund; or (c)

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involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

MAILING OF REGULATORY DOCUMENTS

The Fund’s practice is to “household,” or consolidate shareholder mailings of regulatory documents such as prospectuses, shareholder reports, and proxies to shareholders at a common address. This means that a single copy of these regulatory documents is sent to the address of record. If at any time you wish to receive multiple copies of the regulatory documents at your address, you may contact the Fund and the Fund will mail separate regulatory documents to each of your individual accounts within 30 days of your call. Regulatory documents are also available to you electronically. If you would like to receive this Prospectus or other regulatory document electronically, please visit www.sitfunds.com or call 1-800-332-5580 for information about registering for “e-delivery.”

PRIVACY POLICY

The Fund takes its shareholders’ personal privacy seriously. In order to provide financial products and services, the Fund may collect nonpublic personal information about its shareholders from the following sources:

›

Information we receive from account documentation, including applications, contracts, and other forms which may include (but is not limited to) information such as a shareholder’s name, address, tax identification number or social security number, assets and income;

›

Information about shareholder transactions and communications with the Fund, its affiliates, agents or others which may include (but is not limited to) account numbers, balances, and transaction requests made through transfer agents, custodians or third party intermediaries.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone outside the Fund’s organization except as necessary in order to provide services to its shareholders as permitted by law. For example, we may disclose nonpublic personal information about a shareholder to a non-affiliated company assisting the Fund in servicing accounts such as providing transfer agent services. To safeguard its shareholder’s personal information, the Fund insists that its service providers limit access to personal information to authorized employees and agents and maintain appropriate safeguards.

The Fund restricts access to its shareholders’ nonpublic personal information to those employees who need to know that information to provide products or services to its shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders’ nonpublic personal information.

This privacy policy does not apply to a shareholder’s relationship with other financial service providers, such as broker dealers, custodians or other third party intermediaries.

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DIVIDENDS AND DISTRIBUTIONS

The Fund distributes an annual dividend from its net investment income. Net investment income includes dividends on stocks and interest earned on bonds or other debt securities less operating expenses.

Capital gains, if any, are distributed at least once a year by the Fund. A capital gain occurs if the Fund sells portfolio securities for more than its cost. If you buy Fund shares just before a distribution, in effect, you “buy the distribution.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the distribution date. However, you may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. These requests may be made on the application, Change of Account Options form, or by written notice to Sit Mutual Funds. You will receive a quarterly statement reflecting the dividend payment and, if applicable, the reinvestment of dividends. If cash payment is requested, an ACH transfer will be initiated, or a check normally will be mailed within five business days after the payable date. No interest will accrue on uncashed distribution, dividend, or sales proceeds checks.

TAXES

Some of the tax consequences of investing in the Fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS

The Fund pays its shareholders distributions from its net investment income and any net capital gains that it has realized. For most investors, these distributions will be taxable, whether paid in cash or reinvested (unless your investment is in an IRA or other tax-advantaged account). You will be notified annually of the tax status of distributions to you.

Distributions paid from the Fund’s net investment income will be taxable as ordinary income or as qualified dividend income. Under current tax laws, ordinary income is taxed at higher rates than qualified dividend income and long-term capital gains. Generally, dividends that the Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors. Under current law, for taxable years beginning on or after January 1, 2011, the tax rates applicable to ordinary income will apply to dividend income and the tax rates applicable to long-term capital gains will revert to the higher applicable rates under prior law.

Distributions paid from the Fund’s net short-term capital gains, if any, are taxable as ordinary income. Distributions paid from the Fund’s long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long you have held your shares. The composition of distributions in any year will depend upon a variety of market and other conditions and cannot be predicted accurately.

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TAXES ON TRANSACTIONS

The sale or exchange of your shares in the Fund is a taxable transaction, and you may incur a capital gain or loss on the transaction. If you held the shares for more than one year, this gain or loss would be a long-term gain or loss. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

TAX-DEFERRED ACCOUNTS

Taxes on current income can be deferred by investing in Individual Retirement Accounts (IRAs), 401(k), pension, profit sharing, employee benefit, deferred compensation and other qualified retirement plans. The Fund is available for your tax-deferred retirement plan with a $2,000 minimum investment for Class S shares and $100,000 for Class I shares, and subsequent contributions of at least $100. Such retirement plans must have a qualified plan sponsor or trustee. Tax-deferred retirement plans include 401(k), profit sharing, and money purchase plans as well as IRA, Roth IRA and SEP-IRAs. You should contact the Fund for specific plan documentation. IRA accounts with balances under $10,000 will be charged an annual $15 IRA custodial fee. Account balance minimum and custodial fee amount is subject to change with a 30-day written notice.

The federal tax laws governing these tax-deferred plans must be complied with to avoid adverse tax consequences. You should consult your tax adviser before investing.

FINANCIAL HIGHLIGHTS

The Fund’s inception is June 30, 2016, and therefore there is no financial information to report at this time. For current information, please call 1-800-332-5580 or visit www.sitfunds.com.

FOR MORE INFORMATION

If you have any questions about the Fund or would like more information, please contact the Fund as noted below. You may obtain a free copy of the Fund’s Statement of Additional Information (“SAI”) and annual or semi-annual reports on the Fund’s website at www.sitfunds.com or by contacting the Fund as noted below.

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference.

The annual and semi-annual reports include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent six- or 12-month periods, as applicable.

ONLINE

www.sitfunds.com or via email at info@sitinvest.com

TELEPHONE

1-800-332-5580

Investor Services Representatives are available Monday through Friday 7:30 to 5:30 p.m. Central Time.

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MAIL

Regular Mail: Sit Mutual Funds, P.O. Box 9763, Providence, RI 02940

Overnight Delivery: Sit Mutual Funds, 4400 Computer Drive, Westborough, MA 01581

TO WIRE MONEY FOR A PURCHASE

Contact the Fund at 1-800-332-5580 for wire instructions.

CONTACT THE SEC

You can go to the SEC’s web site at www.sec.gov to view these and other documents that Sit Mutual Funds has filed electronically with the SEC.

For a duplicating fee, copies of such information may be obtained by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. In addition, information about the Fund can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Call the Commission 202-551-8090 for information.

1940 Investment Company Act File Number

Sit Mutual Funds, Inc. 811-06373

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Part B

STATEMENT OF ADDITIONAL INFORMATION

SIT MUTUAL FUNDS, INC,

SIT ESG GROWTH FUND

CLASS I – [SYMBOL]

CLASS S – [SYMBOL]

3300 IDS Center, 80 South Eighth Street

Minneapolis, Minnesota 55402

www.sitfunds.com         800-332-5580

info@sitinvest.com        612-334-5888

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Fund’s Prospectus. Copies of the Fund’s Prospectus and/or Annual Report may be obtained from the Fund without charge by contacting the Fund by telephone at (612) 334-5888 or (800) 332-5580 or by mail at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, or by visiting the Fund’s website at www.sitfunds.com, or by visiting the SEC website at www.sec.gov. This Statement of Additional Information is dated June 30, 2016 and it is to be used with the Fund’s Prospectus dated June 30, 2016.

FUND BACKGROUND

Sit Mutual Funds are a family of no-load funds managed by Sit Investment Associates, Inc., (the “Adviser”). This Statement of Additional Information contains information pertaining to Sit ESG Growth Fund (the “Fund”). The Fund currently offers its shares in two classes (Class I and Class S). Class S Shares of the Fund is subject to a 12b-1 distribution fee. Four bond funds and ten equity funds within the Sit Mutual Fund family are described in separate Prospectuses and Statements of Additional Information.

The Fund is open-ended and operates as diversified management investment company, as defined in the Investment Company Act of 1940. A “diversified” investment company means a company which meets the following requirements: At least 75% of the value of the company’s total assets is represented by cash and cash items (including receivables), “Government Securities”, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. “Government Securities” means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or certificates of deposit for any of the foregoing.

The corporate issuer of the Fund’s shares is Sit Mutual Funds, Inc. Sit Mutual Funds, Inc. is organized as a Minnesota corporation and was incorporated on July 30, 1991.

ADDITIONAL INVESTMENT RESTRICTIONS

The investment objectives and investment strategies of the Fund are set forth in the Prospectus under “Fund Summary.” Set forth below are the fundamental investment restrictions and policies applicable to the Fund, followed by the non-fundamental investment restrictions and policies. Those restrictions and policies designated as fundamental may not be changed without shareholder approval. Shareholder approval, as defined in the Investment Company Act of 1940, means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. A percentage limitation must be met at the time of investment and a later deviation resulting from a change in values or net assets will not be a violation.

Pursuant to Rule 35d-1, a Fund with a name suggesting the types of securities in which it will invest (including Sit ESG Growth Fund) has a non-fundamental policy requiring the Fund, under normal market conditions, to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in the types of securities suggested by the Fund’s name. The Fund is subject to this non-fundamental policy and has adopted policies to provide shareholders with at least 60 days prior notice of any change in this policy. Any such notice will be provided in plain English in a separate written document and will contain the following prominent statement, or a similar clear and understandable statement, in bold-faced type: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separately from other communications to investors.

ESG Growth Fund

The Fund is subject to the following fundamental investment restrictions. The Fund will not:

1.

Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities), if as a result, more than 5% of the Fund’s net assets would be invested in securities of that issuer. This restriction is limited to 75% of the Fund’s net assets;

2.	Purchase or sell commodities or commodity futures, provided that this restriction does not apply to financial futures contracts or options thereon;
3.	Invest in real estate (including real estate limited partnerships), although it may invest in securities that are secured by or represent interests in real estate;
4.

Make loans except by (a) purchasing publicly distributed debt securities such as bonds, debentures and similar securities in which the Fund may invest consistent with its investment policies, and (b) lending its portfolio securities to broker-dealers, banks and other institutions in an amount not to exceed 33-1/3% of its total net assets if such loans are secured by collateral equal to 100% of the value of the securities lent;

5.	Underwrite the securities of other issuers;
6.

Borrow money, except temporarily in emergency or extraordinary situations and then not for the purchase of investments, and not in excess of 33 1/3% of the Fund’s total net assets at the time of such borrowing;

7.	Invest in exploration or development for oil, gas or other minerals (including mineral leases), although it may invest in the securities of issuers which deal in or sponsor such activities;
8.	Invest 25% or more of its assets in a single industry except with regard to the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or
9.

Issue senior securities as defined in the Investment Company Act of 1940, except for borrowing as permitted temporarily in emergency or extraordinary situations as permitted within the Fund’s investment restrictions.

The following investment restrictions of the Fund are not fundamental. The Fund will not:

1.	Purchase on margin or sell short except to obtain short-term credit as may be necessary for the clearance of transactions and it may make margin deposits in connection with futures contracts;
2.	Invest for the purpose of exercising control or management;
3.	Invest more than 15% of its net assets collectively in all types of illiquid securities;
4.	Pledge, mortgage, hypothecate or otherwise encumber either Fund’s assets except to the extent necessary to secure the permitted borrowings;
5.

Invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company, except (a) as part of a merger, consolidation, acquisition, or reorganization or (b) in a manner consistent with the requirements of an exemptive order issued to the Fund and/or the Adviser by the Securities and Exchange Commission;

6.	Engage in arbitrage transactions or write unsecured put options but may write fully covered call options; or
7.	Purchase put and call options provided that the aggregate premiums paid for all such options exceed 5% of the Fund’s net assets.

ADDITIONAL INVESTMENT POLICIES & RISKS

Common and Preferred Stocks

The Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Convertible Securities

The Fund may invest in debt or preferred stock convertible into or exchangeable for common stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Warrants or Rights

The Fund may acquire warrants or rights in connection with other securities or separately. Investments in warrants or rights are limited to 5% of Fund total assets. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

Commercial Paper

Short-term debt instruments purchased by the Fund consists of commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness of the notes.

The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of purchase, are (a) rated P-1 by Moody’s or A-1 by S& P, or (b) if not rated, issued by companies having an outstanding unsecured debt issue which at the time of purchase is rated Aa or higher by Moody’s or AA or higher by S&P.

Bank Obligations

Bank money instruments in which the Fund may invest include certificates of deposit, including variable rate certificates of deposit, bankers’ acceptances and time deposits. “Bank” includes commercial banks, savings banks and savings and loan associations. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals (“coupon dates”), based upon a specified market rate, which is tied to the then prevailing certificate of deposit rate, with some premium paid because of the longer final maturity date of the variable rate certificate of deposit. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit normally carry a higher interest rate than fixed rate certificates of deposit with shorter maturities, because the bank issuing the variable rate certificate of deposit pays the investor a premium as the bank has the use of the investor’s money for a longer period of time. Variable rate certificates of deposit can be sold in the secondary market. In addition, frequently banks or dealers sell variable rate certificates of deposit and simultaneously agree, either formally or informally, to repurchase such certificates, at the option of the purchaser of the certificate, at par on the coupon dates. In connection with the Fund’s purchase of variable rate certificates of deposit, it may enter into formal or informal agreements with banks or dealers allowing the Fund to resell the certificates to the bank or dealer, at the

Fund’s option. If the agreement to repurchase is informal, there can be no assurance that the Fund would always be able to resell such certificates. Before entering into any such transactions governed by formal agreements, however, the Fund will comply with the provisions of SEC Release 10666 which generally provides that the repurchase agreement must be fully collateralized. With respect to variable rate certificates of deposit maturing in 180 days or less from the time of purchase with interest rates adjusted on a monthly cycle, the Balanced Fund uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity of the fixed income portion of its portfolio. With respect to all variable rate instruments not meeting the foregoing criteria, the Balanced Fund uses the remaining period to maturity for purposes of determining the average weighted maturity of the fixed income portion of its portfolio until such time as the Securities and Exchange Commission has determined otherwise.

A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Both domestic banks and foreign branches of domestic banks are subject to extensive, but different, governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing short-term debt conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, also play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, generally required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Since each Fund’s portfolio may contain securities of foreign banks and foreign branches of domestic banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of domestic banks.

The Fund only purchases certificates of deposit from savings and loan institutions that are members of the Federal Home Loan Bank and are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Such savings and loan associations are subject to regulation and examination. Unlike most savings accounts, certificates of deposit held by the Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation. Certificates of deposit of foreign branches of domestic banks are not covered by such insurance and certificates of deposit of domestic banks purchased by the Fund are generally in applicable denominations far in excess of the dollar limitations on insurance coverage.

Obligations of, or Guaranteed by, U.S. Government

The Fund may invest in obligations of the U.S. government, its agencies or instrumentalities. Securities issued or guaranteed by the United States include a variety of Treasury securities, which differ only in their interest rates, maturities and dates of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued and/or guaranteed by agencies of the U.S. government and various instrumentalities which have been established or sponsored by the U.S. government may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the government agencies which issue or guarantee securities which the Fund may purchase include the Department of Housing and Urban Development, the Department of Health and Human Services, the Government National Mortgage Association, the Farmers Home Administration, the Department of Transportation, the Department of Defense and the Department of Commerce. Instrumentalities which issue or guarantee securities include the Export-Import Bank, the Federal Farm Credit System, Federal Land Banks, the Federal Intermediate Credit Bank, the Bank for Cooperatives, Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

Depository Receipts

The Fund may hold securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Government Depository Receipts (“GDRs”) and other similar global instruments available in developing markets, or other securities convertible into securities of eligible issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Generally, ADRs in registered form are designed for use in United States securities markets, and EDRs and other similar global instruments in bearer form are designed for use in European securities markets. For purposes of each Fund’s investment policies, the Fund’s investment in ADRs, EDRs, and similar instruments will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted. Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the U.S. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Options – Puts and Calls

The Fund may write exchange-traded call options on securities and may purchase and sell exchange-traded put and call options on securities written by others, or combinations or such options. All call options written by the Fund must be fully covered. The Fund may not write put options. The aggregate cost of all outstanding options purchased and held by a Fund will at no time exceed 5% of the Fund’s total assets.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. A Fund may write a call to generate income, and will do so only if the option is “covered.” This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, or hold a call at the same or lower exercise price, for the same exercise period, and on the same securities as the written call. A put is covered if a Fund maintains liquid assets with value at least equal to the exercise price in a segregated account, or holds a put on the same underlying securities at an equal or greater exercise price. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If the Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option. The use of options also involves the risk of limited liquidity in the event that the Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. The Fund will not accrue income on securities purchased on a forward commitment basis prior to their stated delivery date. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transaction and thereafter reflect the value of such securities in determining their net asset value. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash and liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. On the delivery date, the Fund will meet its obligation from securities that are then maturing or sales of the securities held in the segregated asset account and/or from then available cash flow. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than five business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Repurchase Agreements

The Fund is permitted to invest in repurchase agreements. A repurchase agreement is a contract by which the Fund acquires the security (“collateral”) subject to the obligation of the seller to repurchase the security at a fixed price and date (within seven days). A repurchase agreement may be construed as a loan pursuant to the 1940 Act. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions. The Fund’s custodian will hold the securities underlying any repurchase agreement in a segregated account. In investing in repurchase agreements, a Fund’s risk is limited to the ability of the seller to pay the agreed-upon price at the maturity of the repurchase agreement. In the opinion of the Adviser, such risk is not material, since in the event of default, barring extraordinary circumstances, the Fund would be entitled to sell the underlying securities or otherwise receive adequate protection under federal bankruptcy laws for its interest in such securities. However, to the extent that proceeds from any sale upon a default are less than the repurchase price, the Fund could suffer a loss. In addition, a Fund may incur certain delays in obtaining direct ownership of the collateral. The Adviser will continually monitor the value of the underlying securities to ensure that their value always equals or exceeds the repurchase price. The Adviser will submit a list of recommended issuers of repurchase agreements and other short-term securities that it has reviewed for credit worthiness to the Fund’s directors at least quarterly for their approval.

Futures Contracts and Options on Futures Contracts

The Fund may invest in futures contracts and options on futures contracts for the purpose of hedging (and not for speculative purposes). As a result of entering into futures contracts, no more than 5% of a Fund’s net assets may be committed to margin. The Fund may enter into interest rate futures, interest rate index futures, stock index futures, and options thereon.

Description of Futures Contracts. A futures contract sale creates an obligation by a Fund, as seller, to deliver the type of financial instrument called for in the contract at a specified future time for a stated price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the underlying financial instrument at a specified future time for a stated price. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract.

Although futures contracts by their terms call for actual delivery or acceptance of the underlying financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the Fund is paid the difference and realizes a gain. If the price of the offsetting purchase exceeds the price of the initial sale, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Fund will pay a commission on each contract, including offsetting transactions.

Futures contracts are traded only on commodity exchanges--known as “contract markets”-- approved for such trading by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. The CFTC regulates trading activity on the exchanges pursuant to the Commodity Exchange Act. The principal exchanges incldue the

Chicago Board of Trade and the Chicago Mercantile Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The staff of the CFTC has indicated that an entity such as the Fund would not be a “pool” if it traded commodity futures contracts solely for hedging purposes and not for speculation. Furthermore, the Fund is restricted to no more than 5% of its net assets being committed to margin on futures contracts and premiums for options on futures contracts, and therefore will not operate as a “pool” as that term is defined by the CFTC.

The Fund may use futures solely to hedge against anticipated interest rate, market or currency movements and not for speculation. The Fund presently could accomplish similar results to that which they hope to achieve through the use of futures contracts by purchasing or selling securities or currencies. For example, the Fund could sell debt securities with long maturities and invest in debt securities with short maturities when interest rates are expected to increase, or conversely, sell short-term debt securities and invest in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Description of Options on Futures Contracts. The Fund may purchase put and call options on futures contracts as a hedge against interest rate, market or currency movements, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration dates of the option. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period.

Risks of Futures Contracts. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction.

Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser’s ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance, and the value of the underlying instruments held in a Fund’s portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. It is also possible that, if a Fund were to hedge against the possibility of a decline in the market and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). A Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate, market, or currency movements or the time span within which the movements take place and other economic factors. For example, closing out an interest rate futures contract purchase at a loss because of higher interest rates will generally have one or two consequences depending on whether, at the time of closing out, the “yield curve” is normal (long-

term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates. Although futures contracts are traded only on commodity exchanges, there can be no assurance that a liquid secondary market will exist for any particular future, and theoretically losses from investing in futures transactions are potentially unlimited.

Risks of Options on Futures Contracts. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The effective use of options strategies is dependent, among other things, upon the Fund’s ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund’s transactions involving options on futures contracts will be conducted only on recognized exchanges.

Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of underlying securities or currencies.

Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Illiquid Securities

The Fund may invest up to 15% of its net assets in all forms of “illiquid securities.” An investment is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the “SEC”), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has recently acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act). Additionally, a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. As a fundamental policy, the Fund may invest without limitation in these forms of restricted securities if such securities are determined by the Adviser to be liquid in accordance with standards established by the Fund’s Board of Directors.

Under these standards, the Adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Investment Companies

The Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations there under and any exemptive orders currently or in the future obtained by a Fund, or the investment company in which a Fund invests, from the SEC. These securities include shares of other open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (ETFs), unit investment trusts and business development companies.

Except with respect to Funds structured as funds-of-funds or so-called master/feeder funds or other Funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies in excess of these limits. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

Because these investment companies may invest in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this SAI.

Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear its proportionate share of the other investment company’s fees and expenses, and such indirect expenses would be in addition to the Fund’s direct fees and expenses. The Adviser considers these fees and expenses in its evaluation of a company.

SPECIAL RISKS FOR INTERNATIONAL INVESTING

The Fund may invest in securities of issuers outside the United States. The foreign securities the Fund may purchase are subject to risks not typically associated with domestic investing.

Corporate Disclosure Standards and Government Regulation

Non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Thus, there may be less available information concerning non-U.S. issuers of securities held by the Fund than is available concerning U.S. companies.

Market Characteristics

Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. In addition, securities of companies traded in many countries outside the U.S., particularly those of emerging countries, may be subject to further risks due to the inexperience of financial intermediaries, the possibility of permanent or temporary termination of trading and greater spreads between bid and ask prices for securities in such markets. Non-U.S. stock exchanges and brokers are subject to less governmental supervision and regulation than in the U.S. and non-U.S. stock exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, non-U.S. stock exchange transactions may be subject to difficulties associated with the settlement of such transactions. Such settlement difficulties may result in delays in reinvestment. The Adviser will consider such difficulties when determining the allocation of the Fund’s assets, although the Fund does not believe that such difficulties will materially adversely affect their portfolio trading activities.

Investments in companies in developing market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) volatile social, political and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing market countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain developing market countries may be slowed or reversed by unanticipated political or social events in such countries.

Currency Fluctuations

The value of the Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income, and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States and other economic and financial conditions affecting the world economy.

The Fund endeavors to buy and sell foreign currencies on favorable terms. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund’s investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, confiscatory or other taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

While transactions in forward currency contracts, options, futures contracts and options on futures contracts (i.e., “hedging positions”) may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of hedging positions, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any hedging positions. In the event of an imperfect correlation between a hedging position and portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of financial loss.

Perfect correlation between the Fund’s hedging positions and portfolio positions may be difficult to achieve because hedging instruments in most developing market countries are not yet available. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Foreign Taxation

The Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. For additional tax information, please see section entitled, “Taxes” on page 28.

Investment and Repatriation Restrictions

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitations on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries and the Fund intends to invest only through the purchase of shares of investment funds or investment companies organized under the laws of such countries.

RATINGS OF DEBT SECURITIES

Investment grade debt securities are rated AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”); or Aaa, Aa, A or Baa by Moody’s Investors Services (“Moody’s”). Investment grade municipal notes are rated MIG 1, MIG 2, MIG 3 or MIG 4 (VMIG 1, VMIG 2, VMIG 3 or VMIG 4 for notes with a demand feature) by Moodys or SP-1 or SP-2 by S&P. Securities rated Baa, MIG 4, VMIG 4 or BBB are medium grade, involve some speculative elements and are the lowest investment grade available. These securities generally have less certain protection of principal and interest payments than higher rated securities. Securities rated Ba or BB are judged to have some speculative elements with regard to capacity to pay interest and repay principal. Debt securities rated C are regarded as having predominantly speculative characteristics. Debt securities rated below investment grade are commonly known as junk bonds. Presently the Adviser intends to invest only in debt securities rated at investment grade at the time of purchase, or if not rated, deemed by the Adviser to be of comparable quality. See Appendix A for further information about ratings.

SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of a Fund’s total assets. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to a Fund. As with other extensions of credit, there are risks of delay in recovery of loaned securities, or even loss of rights in collateral pledged by the borrower, should the borrower fail financially. However, the Fund will only enter into loan agreements with broker-dealers, banks, and other institutions that the Adviser has determined are creditworthy. The Fund may also experience a loss if, upon the failure of a borrower to return loaned securities, the collateral is not sufficient in value or liquidity to cover the value of such loaned securities (including accrued interest thereon). However, the borrower will be required to pledge collateral that the custodian for a Fund’s portfolio securities will take into possession before any securities are loaned. Additionally, the borrower may pledge only cash, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents as collateral. There will be a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day will be determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower will be required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to a Fund) also are reduced by lending only securities for which a ready market exists. This will reduce the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

To the extent that collateral is comprised of cash, a Fund will be able to invest such collateral only in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents. If a Fund invests cash collateral in such securities, the Fund could experience a loss if the value of such securities declines below the value of the cash collateral pledged to secure the loaned securities. The amount of such loss would be the difference between the value of the collateral pledged by the borrower and the value of the securities in which the pledged collateral was invested.

Although there can be no assurance that the risks described above will not adversely affect the Fund, the Adviser believes that the potential benefits that may accrue to the Fund as a consequence of securities lending will outweigh any such increase in risk.

PORTFOLIO TURNOVER

To attain the investment goals of the Fund, the Adviser will usually hold securities for the long-term. However, if weak or declining market values for stocks are anticipated, the Adviser may convert any portion of these Fund assets to cash or short-term securities as a temporary, defensive position.

Generally, the Fund will not trade in securities for short-term profits, but if circumstances warrant, securities may be sold without regard to length of time held. Debt securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Increased turnover results in increased brokerage costs and may result in higher transaction costs for the Fund and may affect the taxes shareholders pay. If a security that has been held for less than the holding period set by law is sold, any resulting gains will be taxed in the same manner as ordinary income as opposed to long-term capital gain. Each Fund’s turnover rate may vary from year to year. For additional information, refer to the “Brokerage” and “Taxes” sections below.

ADDITIONAL INFORMATION ABOUT SELLING SHARES

Suspension of Selling Ability

The Fund may suspend selling privileges or postpone the date of payment:

-	During any period that the NYSE is closed other than customary weekend or holiday closings, or when trading is restricted, as determined by the Securities and Exchange Commission (“SEC”);
-

During any period when an emergency exists, as determined by the SEC, as a result of which it is not reasonably practical for the Fund to dispose of securities owned by it or to fairly determine the value of its assets; or

-	For such other periods as the SEC may permit.

Telephone Transactions

Once you place a telephone transaction request to Sit Mutual Funds, it cannot be canceled or modified. The Fund uses reasonable procedures to confirm that telephone instructions are genuine, including requiring that payments be made only to the shareholder’s address of record or the bank account designated on the application and requiring certain means of telephone identification. If the Fund fails to employ such procedures, it may be liable for any losses suffered by Fund shareholders as a result of unauthorized or fraudulent instructions. During times of chaotic economic or market circumstances, a shareholder may have difficulty reaching the Fund by telephone. Consequently, a redemption or exchange by telephone may be difficult to implement at those times.

Redemption-In-Kind

If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for a Fund’s shares, consistent with Rule 18(f)(1) of the Investment Company Act of 1940. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes and will incur any costs of sale, as well as the associated inconveniences.

COMPUTATION OF NET ASSET VALUE

Net asset value is calculated as of the close of the New York Stock Exchange (“NYSE”) on each day that the exchange is open for business. The customary national business holidays observed by the NYSE and on which the Fund is closed are: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share will not be determined on these national holidays. The net asset value is calculated by dividing the total value of a Fund’s investments and other assets (including accrued income), less any liabilities, by the number of shares outstanding. The net asset value per share of each Fund will fluctuate.

Securities which are listed or traded on a national securities exchange or on the NASDAQ over-the-counter market will generally be valued at the last quoted sale price of the day, or if no sales took place on such date, at the last bid price. Securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale,) or are deemed unreliable when restricted securities are being valued, or when an event occurs between the close of the principal trading market and close of the New York Stock Exchange that materially affects the values of securities, such securities are valued at fair value using methods selected in good faith by the Boards of Directors.

Debt securities may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Such a pricing service may utilize matrix pricing and valuation models to derive values for normal institutional-size trading units of debt securities without regard to sale or bid prices. When reliable prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, such securities may be valued at fair value using methods selected in good faith by the Boards of Directors. Short-term investments in debt securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. The amortized cost method of valuation will be used only if the Boards of Directors, in good faith, determine that the fair value of the securities shall be their amortized cost value, unless the particular circumstances dictate otherwise.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing prices on the foreign exchange to not represent market value quotations for such securities at the time the Fund determines its NAV. In such case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board of Directors has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board of Directors, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing price for one or more securities do not represent market value quotations at the time the Fund determines its NAV, events that occur between the time of close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

The Fund’s inception is June 30, 2016 and therefore there is no net asset value and public offering price per share for the Fund to report.

MANAGEMENT

Sit ESG Growth Fund is described in this Statement of Additional Information. The Sit Mutual Funds are a family of 14 no-load mutual funds. Four Bond Funds and nine equity funds are described in separate Prospectuses and Statements of Additional Information.

Boards of Directors

The corporate issuer of the Sit Mutual Funds is organized as a Minnesota corporation. Minnesota law provides that the business and affairs of the Fund shall be managed by or under the direction of the Boards of Directors. The Board of Directors of each corporate issuer is comprised of the same directors. Roger J. Sit currently serves as the Chairman of the Boards and is an “interested person” of the Fund as defined in the Investment Company Act of 1940. The Directors have determined that the interested chair is appropriate and benefits shareholders because the interested chair is well qualified for the position and has a personal and professional stake in the quality and continuity of services provided to the Fund. Sidney L. Jones currently serves as the lead independent director. The term “independent” director refers to a director who is not an “interested person” of the Fund as defined in as defined in section 2(a)(19) of the Investment Company Act of 1940. The lead independent director’s responsibilities include presiding at meetings of the independent directors; approving agendas and schedules of such meetings; facilitating communication with independent directors and the full board of directors, management, service providers and committee chairs; serving as the main contact for the independent directors; and approving agendas and schedules of the full board meetings.

Independent directors are selected and nominated by the sitting independent directors, and elected by the full Board of Directors except for those instances when a shareholder vote is required. In evaluating director nominees, including any nominees recommended by shareholders, the Boards of Directors consider many factors, including but not limited to, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Boards of Directors also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other directors and will contribute to the diversity of the Board. The Board of Directors selects candidates which enhance the boards’ cumulative qualifications, skills, attributes and experience to appropriately oversee the actions of the Sit Mutual Funds’ service providers, decide upon matters of general policy and represent the long-term interests of shareholders.

The Sit Mutual Funds seek directors who have high ethical standards and the highest levels of integrity and commitment, and other complementary personal qualifications and skills that enable them to function effectively in the context of the board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each director has a significant record of accomplishments in governance, business, not-for-profit organizations, government services, academia, law, accounting or other professions. Below is a brief discussion of the specific key experience, qualifications, attributes or skills of each director that led the Board of Directors to conclude that he should serve as a director of the Sit Mutual Funds. Each director has served on the Board for the number of years listed in the table below, and each director’s outside professional experience is outlined below.

The Boards of Directors have established an Audit Committee. The Audit Committee is composed entirely of independent directors. A member of an Audit Committee may not accept any consulting, advisory, or other compensatory fee from the Fund other than in his capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee. The function of the Audit Committees is oversight. The primary responsibilities of the Audit Committee are to oversee the Fund’s accounting and financial reporting policies and practices; its internal controls over financial reporting, and the internal controls of the Fund’s accounting, transfer agency and custody service providers; to oversee the Fund’s financial reporting and the independent audit of the Fund’s financial statements; and to oversee, or, as appropriate, assist the full Boards’ oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Fund’s independent auditors and the full Boards of Directors. There were two meetings of the Audit Committee and two conference calls held for the purpose of reviewing and commenting on the draft semi-annual and annual reports to shareholders during the last fiscal year of the other eight equity funds and four bond funds in the Sit Mutual Fund family. The members of the Audit Committee include: Edward M. Giles, Sidney L. Jones, Bruce C. Lueck, Donald W. Phillips and Barry N. Winslow.

The day-to-day management of certain portions of the Fund’s operations and the associated risks are managed by and are the responsibility of contractual service providers, including the Adviser, transfer agent, fund accounting services, custodian, legal counsel, and auditors. With respect to the Boards’ oversight of risk, the Boards rely on reports and information received from such entities and other parties, including the Adviser, transfer agent, fund accounting service provider, custodian, chief compliance officer, legal counsel, and auditors. Despite the efforts of the Boards and the various parties that participate in the oversight of risk, not all risks will be identified or mitigated.

Information pertaining to the directors of the Fund is set forth below. Except as noted, the business address of each director is the same as that of the Adviser - 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota.

Name, Age and Position with Fund	Term of Office(1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
Interested Director (2):
Roger J. Sit Age: 54 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
Independent Directors:
Edward M. Giles Age: 80 Director	Director since 2012 or the Fund’s inception, if later.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	14	None.
Sidney L. Jones Age: 82	Director from 1988 to 1989 and since 1993 or the Fund’s inception, if later.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 75 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 67 Director	Director of the International Fund since 1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., 7/05 to present; Partner of Ranieri Partners, 2007 to present.	14	None.
Barry N. Winslow Age: 68 Director	Director since 2010, or the Fund’s inception, if later.	Vice-Chairman of TCF Financial Corporation, July of 2008 to July 2014.	14	TCF Financial Corporation.
1)	Each Director serves until their resignation, removal or the next meeting of the shareholders at which election of directors is an agenda item and until his successor is duly elected and shall qualify.
2)	Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.
3)	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e. public companies) or other investment companies registered under the 1940 Act.

Director Key Experience and Qualifications Information

Roger J. Sit

Roger Sit is Chairman, Chief Executive Officer, President and Global Chief Investment Officer of Sit Investment Associates, Inc. Mr. Sit joined the organization in January 1998 and worked closely with firm founder Gene Sit for over ten years. Roger directs investment management activities for Sit Investment Associates, a diverse financial asset management firm with capabilities in both domestic and international investment products. Prior to joining the firm, Roger was a Vice President and Senior Equity Research Analyst at Goldman Sachs & Co. in New York for seven years. Additionally, he was a Captain in the U.S. Air Force, serving six years active duty with financial management responsibilities at Headquarters Space Division. Roger graduated with Military Distinction from the U.S. Air Force Academy in 1984. He earned a M.S. in Systems Technology from the University of Southern California in 1987 and an M.B.A. with honors from the Harvard Graduate School of Business in 1991. Roger serves on the boards of TCF Financial Corporation, Convergent Capital, Minneapolis Institute of Arts, McKnight Foundation, and Minnesotans’ Military Appreciation Fund.

Edward M. Giles

Mr. Giles holds a B. S. degree in Chemical Engineering from Princeton University and a Master degree in Industrial Management from MIT. Mr. Giles possesses a significant record of accomplishments in the investment management industry. Currently he is Senior Vice President of Peter B. Cannell & Co., Inc., an investment adviser investing in common stocks of publicly traded companies. Prior to Peter B. Cannell, Mr. Giles was a Managing Member of GME Capital, a privately owned investment manager, and Chairman of The Vertical Group, Inc., a venture capital firm focused on the fields of medical technology and biotechnology. Mr. Giles currently serves as a member of the Board of Directors of Metabolix, Inc., a bioscience company, and Telpha, Inc,.(a spin-off of Metabolix, Inc.) and he formerly served as a member of the Board of Directors of Ventana Medical Systems, Inc., a cancer diagnostic solutions company, and as an Advisor and Advisory Director of Sit Investment Associates, Inc.

Dr. Sidney L. Jones

After graduating from Utah State University, and serving as a Lieutenant in the U. S. Army, Dr. Jones earned MBA and Ph. D. degrees from Stanford University. He began his academic career at Northwestern University in 1960 and next joined the faculty of The University of Michigan, becoming a full professor in 1968. In 1969 he joined the Council of Economic Advisers to the President as a Senior Economist and Special Assistant to the Chairman. Subsequent government positions included: Minister-Counselor to NATO in the U. S. Foreign Service; Assistant Secretary of Commerce for Economic Policy; Deputy Assistant to the President for Economic Policy; Assistant Secretary of the Treasury for Economic Policy; Assistant to the Chairman of the Board of Governors of the Federal Reserve System; Under Secretary of Commerce for Economic Policy; and, a second tour as Assistant Secretary of the Treasury for Economic Policy. Other positions held include: Fellow, at the Woodrow Wilson Center for International Scholars, Smithsonian Institution; Resident Scholar, at the American Enterprise Institute; Adjunct Faculty of the Brookings Institution Center for Public Policy Education; and, the visiting faculties of Dartmouth College; Georgetown University; Rice University; Carleton College; Cornell University; Arizona State University; and The University of North Carolina. Dr. Jones served as an adviser to Lawrence and Company, Toronto, Canada, from 1993 through 2009. Dr. Jones is currently a lecturer for the Washington Campus Consortium of 17 Universities.

Bruce C. Lueck

Mr. Lueck served as the President and Chief Investment Officer of Okabena Investment Services, Inc., from 1985 through 2003, with responsibility for asset allocation, internal portfolio management, and outside manager and fund selection for a broadly diversified global investment program, including fixed income, traditional equities, venture capital, private equities, and non-traditional hedge funds and private partnerships. Prior to Okabena, Mr. Lueck spent seventeen years at IDS/American Express as an equity analyst, equity portfolio manager, President of IDS Advisory Corporation, and Senior Vice President and Board member of IDS. Mr. Lueck received his B.S. in Industrial Engineering in 1963 and his MBA in 1967, both from Stanford University. In the interim he spent two years in the Peace Corps in Ecuador. Business relationships: Zephyr Management, Inc. Board of Directors; University of Minnesota Foundation Investment Advisors Board; North Carolina Symphony Foundation; Zephyr Mexico; Zephyr Aurora and Zephyr Latin America Advisory Committees. Past Chairman of the Minnesota Orchestral Association’s Investment Committee and past member of the Orchestral Association’s Board of Directors and Executive Committee.

Donald Phillips

Mr. Phillips is the Founder and Chief Executive Officer of WP Global Partners, Inc. since 2005. Prior to forming WP Global Partners he was the Chief Investment Officer and CEO for WestAM and a member of WestAM’s Board of Directors; President of Forstmann-Leff International; seven years with Equity Group Investments; six years as the Chief Investment Officer for Ameritech Corporation; and 10 years as Director of Employee Benefits for Beatrice Companies. He has an M.B.A. in finance from Northern Illinois University and a B.A. in business from Western Illinois University.

Barry N. Winslow

Mr. Winslow served as Vice-Chairman of TCF Financial Corporation from 2008 through 2014, with responsibility for Wholesale Banking. Previously, he was CEO of TCF National Bank. Since joining TCF in 1987, he has also served as President of TCF’s Minnesota, Michigan and Illinois banks. Prior to joining TCF he was with Huntington National Bank, his last position as Senior Vice President, Corporate Banking. During his banking career he has also served as an adjunct finance instructor at several universities, including Ohio State, Cincinnati, Xavier and North Texas. He served as a First Lieutenant in the U.S. Army and is a Vietnam veteran. Mr. Winslow received his BA and MBA from Ohio State University and is a graduate of the Stonier Graduate School of Banking. He is a board member of TCF and the Minnesotans’ Military Appreciation Fund.

Corporate Officers

The officers of the Fund manage the day-to-day operation of the Fund. Information pertaining to the officers of the Fund is set forth below. Except as noted, the business address of each officer is the same as that of the Adviser - 3300 IDS Center, Minneapolis, Minnesota.

Name, Age and Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Roger J. Sit Age: 54 Chairman and President	Re-Elected by the Boards annually; Chairman since 10/08; Officer since 1998.

Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).

Kelly K. Boston Age: 47 Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Staff Attorney of the Adviser; Secretary of the Distributor.
Bryce A. Doty Age: 49 Vice President – Investments of Balanced Fund only.	Re-Elected by the Boards annually; Officer since 1996.	Senior Vice President and Senior Portfolio Manager of SF.

Name, Age and Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Kent L. Johnson Age: 50 Vice President – Investments	Re-Elected by the Boards annually; Officer since 2003.	Senior Vice President – Research and Investment Management of the Adviser.
Michael J. Radmer 50 South Sixth St. Minneapolis, MN 55402 Age: 71 Secretary	Re-Elected by the Boards annually; Officer since 1984.	Senior Counsel of the Fund’s general counsel, Dorsey & Whitney, LLP.
Paul E. Rasmussen Age: 55 Vice President, Treasurer & Chief Compliance Officer	Re-Elected by the Boards annually; Officer since 1994.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.
Carla J. Rose Age: 49 Vice President, Assistant Secretary & Assistant Treasurer	Re-Elected by the Boards annually; Officer since 2000.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.
Robert W. Sit Age: 47 Vice President – Investments	Re-Elected by the Boards annually; Officer since 1997.	Vice President – Research and Investment Management of the Adviser.
Ronald D. Sit Age: 56 Vice President – Investments	Re-Elected by the Boards annually; Officer since 1985.	Vice President – Research and Investment Management of the Adviser.

Portfolio Managers

The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund. The portfolio management team is led by Roger J. Sit, Chairman, President, CEO and Global Chief Investment Officer of the Adviser. The table below contains other accounts managed by the portfolio management team, as of June 30, 2015.

Other Accounts Managed by Portfolio Management Team

Type of account	Number of accounts without performance-based advisory fees	Total assets of accounts without performance-based advisory fees	Number of accounts with performance- based advisory fees	Total assets of accounts with performance-based advisory fees
Roger J. Sit
Registered investment companies	10	$3,352,277,293	None	0
Other pooled investment vehicles	10	218,412,151	None	0
Other accounts	39	1,162,442,573	None	0
Total	59	4,733,132,017	None	0
John M. Bernstein
Registered investment companies	2	186,937,000	None	0
Other pooled investment vehicles	0	0	None	0
Other accounts	1	17,633,215	None	0
Total	3	204,570,215	None	0
David A. Brown
Registered investment companies	0	0	None	0
Other pooled investment vehicles	0	0	None	0
Other accounts	0	0	None	0
Total	0	0	None	0

Bryce A. Doty
Registered investment companies	3	699,880,376	None	0
Other pooled investment vehicles	5	638,518,635	14	$416,699,375
Other accounts	80	4,180,157,976	14	333,388,054
Totals	88	4,531.546,029	28	750,087,429
Kent L. Johnson
Registered investment companies	6	3,160,813,577	None	0
Other pooled investment vehicles	6	166,419,430	None	0
Other accounts	21	753,598,080	None	0
Total	33	4,080,831,087	None	0
Michael T. Manns
Registered investment companies	1	5,937,139	None	0
Other pooled investment vehicles	0	0	None	0
Other accounts	0	0	None	0
Total	1	5,937,139	None	0
Tasha M. Murdoff
Registered investment companies	2	47,220,164	None	0
Other pooled investment vehicles	1	18,219,992	None	0
Other accounts	10	254,172,521	None	0
Total	13	319,612,677	None	0
Raymond E. Sit
Registered investment companies	2	33,988,532	None	0
Other pooled investment vehicles	3	27,422,552	None	0
Other accounts	11	271,884,075	None	0
Total	16	333,295,160	None	0
Robert W. Sit
Registered investment companies	3	281,880,208	None	0
Other pooled investment vehicles	2	24,234,622	None	0
Other accounts	3	42,833,724	None	0
Total	8	348,948,554	None	0
Ronald D. Sit
Registered investment companies	1	144,987,478	None	0
Other pooled investment vehicles	1	6,745,385	None	0
Other accounts	14	329,209,445	None	0
Total	16	480,942,308	None	0
Michael J. Stellmacher
Registered investment companies	4	3,103,023,149	None	0
Other pooled investment vehicles	6	154,944,823	None	0
Other accounts	26	920,581,071	None	0
Total	36	4,178,549,043	None	0

The Adviser and its affiliates provide investment management and other services to clients who may or may not have investment policies, objectives and investments similar to those of the Fund. Sit may give advice and take actions on behalf of such clients which differ from advice given or actions taken in respect to the Fund. The Adviser and its affiliates do not manage accounts that have investment strategies that materially conflict with the investment strategy of the Fund.

Compensation of Investment Professionals

The Fund does not pay any salary, bonus, deferred compensation, pension or retirement plan on behalf of the portfolio managers or any other employees of the Adviser. The portfolio managers of the Fund receive compensation from the Adviser. The compensation of the portfolio managers and analysts is comprised of a fixed base salary, an annual bonus, and periodic deferred compensation bonuses which may include phantom stock plans. Portfolio managers and analysts also participate in the profit sharing 401(k) plan of the Adviser. Competitive pay in the marketplace is considered in determining total compensation. The bonus awards are based on the attainment of personal and company goals which are comprised of a number of factors, including: the annual composite investment performance of the Adviser’s accounts (which may include one or more of the Sit Mutual Funds) relative to the investment accounts’ benchmark index (including the primary benchmark of a Fund included in the composite, if any); the Adviser’s growth in assets under management from new assets (which may include assets of a Fund); profitability of the Adviser; and the quality of investment research efforts. Contributions made to the Adviser’s profit sharing 401(k) plan are subject to the limitations of the Internal Revenue Code and Regulations.

Fund Shares Owned by Portfolio Management Team

The table below indicates the dollar range of Fund ownership in each of the Sit Stock Funds by each member of the portfolio management team, as of June 30, 2015.

Name of Portfolio Manager	Balanced Fund	Dividend Growth Fund	Global Dividend Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund	International Growth Fund	Small Cap Growth Fund	Developing Markets Growth Fund	Small Cap Dividend Growth Fund
Roger J. Sit	$10,001 – $50,000	$50,001 – $100,000	$500,001 – $1,000,000	$100,001 – $500,000	Over $1,000,000	$100,001 – $500,000	Over $1,000,000	$10,001 – $50,000	None
John M. Bernstein	None	None	None	None	None	None	Over $1,000,000	None	None
David A. Brown	None	$100,001 – $500,000	$10,001 – $50,000	$50,001 – $100,000	$50,001 – $100,000	None	$100,001 – $500,000	None	$50,001 – $100,000
Bryce A. Doty	None	None	None	$10,001 – $50,000	None	None	$1 – $10,000	None	None
Kent L. Johnson	None	$100,001 – $500,000	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	$50,001 – $100,000	None	$50,001 – $100,000	None

Michael T. Manns	None	None	None	None	None	None	None	None	None
Tasha M. Murdoff	None	$100,001 – $500,000	$100,001 – $500,000	$50,001 – $100,000	None	$50,001 – $100,000	$100,001 – $500,000	None	None
Raymond W. Sit	None	$100,001 – $500,000	$50,001 – $100,000	$100,001 – $500,000	Over $1,000,000	$50,001 – $100,000	Over $1,000,000	$50,001 – $100,000	None
Robert W. Sit	None	$100,001 – $500,000	$10,001 – $50,000	$100,001 – $500,000	Over $1,000,000	$100,001 – $500,000	Over $1,000,000	$50,001 – $100,000	None
Ronald D. Sit	None	$100,001 – $500,000	$10,001 – $50,000	$500,001 – $1,000,000	Over $1,000,000	$500,001 – $1,000,000	Over $1,000,000	$100,001 – $500,000	None
Michael J. Stellmacher	None	$100,001 – $500,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$50,001 – $100,000	$10,001 – $50,000	None

Fund Shares Owned by Directors

The table below indicates the dollar range of each Board member’s ownership of shares of Sit Stock Funds in the Sit Family of Funds for which he is a Board member, in each case as of December 31, 2015.

	Roger J. Sit (1)	Edward M. Giles	Sidney L. Jones	Bruce C. Lueck	Donald W. Phillips	Barry N. Winslow
Balanced Fund	$10,001 – $50,000	None	None	None	None	None
Dividend Growth Fund	$50,001 - $100,000	None	Over $100,000	$50,001 - $100,000	None	None
Global Dividend Growth Fund	Over $100,000	None	$50,001 - $100,000	None	None	None
Large Cap Growth Fund	Over $100,000	None	None	None	None	None
Mid Cap Growth Fund	Over $100,000	None	$50,001 - $100,000	None	None	None
International Growth Fund	Over $100,000	None	None	None	None	None
Small Cap Growth Fund	Over $100,000	None	$50,001 - $100,000	None	Over $100,000	None
Developing Markets Growth Fund	$10,001 - $50,000	None	None	None	None	None
Small Cap Dividend Growth Fund	$1 – $10,000	Over $100,000	None	$10,001 - $50,000	None	None
Aggregate Dollar Range of Equity Securities in the 13 Sit Mutual Funds	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None
1)	Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is an officer of Sit Investment Associates, Inc., the Fund’s investment adviser.

The table below indicates the amount of securities owned beneficially, or of record, by each independent Director, and their immediate family members, in (i) an investment advisor or principal underwriter of the Fund and (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund. Information provided is as of December 31, 2015.

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Edward M. Giles	Edward M. Giles IRA #2	Sit Pacific Basin Fund, LLC (1)	LLC (2)	$218,725	3.0%
Sidney L. Jones	---	---	---	---	---
Bruce C. Lueck	---	---	---	---	---
Donald W. Phillips	---	---	---	---	---
Barry N. Winslow	---	---	---	---	---
1)	Sit Investment Associates, Inc. is the general partner and a limited partner in the Fund.
2)	Membership interest in Limited Partnership.

Compensation of Directors

The following table sets forth the aggregate compensation received by each Director from each Fund and from all 13 of the Sit Mutual Funds for the fiscal year ended June 30, 2015. Pursuant to each Fund’s investment management agreement with the Adviser, the Adviser is obligated to pay the Funds’ expenses, including fees paid to the Directors. (See discussion under “Investment Adviser” below.) The Directors who are not paid employees or officers of the Funds receive an annual retainer of $30,000. In addition, the Directors receive $4,000 for attendance at Board of Directors meetings, and $1,000 for attendance at Audit Committee meetings. Directors are also reimbursed for their out-of-pocket expenses incurred while traveling to attend Board and Committee meetings, on Fund business, and to attend mutual fund industry conferences or seminars. The Audit Committee Chairman is paid a $5,000 chairman fee, and the Lead Independent Director is paid a $5,000 lead director fee. Audit Committee meetings are held at least twice a year. Mr. Jones serves as the Lead Independent Director and Chair of the Audit Committee and Mr. Giles, Mr. Lueck, Mr. Phillips, and Mr. Winslow are Audit Committee members. Directors who are officers of the Adviser or any of its affiliates and did not receive any such compensation and are not included in the table.

Name of Director	Aggregate Compensation From Each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex
Edward M. Giles	$3,692	None	None	$48,000
Sidney L. Jones	4,462	None	None	58,000
Bruce C. Lueck	3,692	None	None	48,000
Donald W. Phillips	3,385	None	None	44,000
Barry N. Winslow	3,692	None	None	48,000

Code of Ethics

The Fund and the Adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund.

INVESTMENT ADVISER

The Adviser (or an affiliate) has served as the investment adviser for the Fund since the inception of the Fund.

Investment Management Agreement

The Fund’s Investment Management Agreement provides that the Adviser will manage the investment of the Fund’s assets, subject to the applicable provisions of the Fund’s articles of incorporation, bylaws and current registration statement (including, but not limited to, the investment objective, policies and restrictions delineated in the Fund’s current prospectus and Statement of Additional Information), as interpreted from time to time by the Fund’s Board of Directors. Under the Agreement, the Adviser has the sole and exclusive responsibility for the management of the Fund’s investment portfolio and for making and executing all investment decisions for the Fund. The Adviser is obligated under the Agreement to report to the Fund’s Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of the Adviser to the Fund’s investment policies. The Agreement also provides that the Adviser shall not be liable for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except losses resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Agreement provides that the Adviser shall, at its own expense, furnish all office facilities, equipment and personnel necessary to discharge its responsibilities and duties under the Agreement and that the Adviser will arrange, if requested by the Fund, for officers or employees of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

The Agreement provides that the Adviser will bear all of the Fund’s expenses, except for extraordinary expenses (as designated by a majority of the Fund’s disinterested directors), fees paid under a distribution plan adopted pursuant to Rule 12-b-1 under the Investment Company Act of 1940 for Class S of Sit ESG Growth Fund (Series J of Sit Mutual Funds, Inc.) interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund, and acquired fund fees and expenses.

The Investment Management Agreement provides that it will continue in effect from year to year only as long as such continuance is specifically approved at least annually by the Fund’s Board of Directors or shareholders and by a majority of the Board of Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser or the Fund. The Agreement is terminable upon 60 days’ written notice by the Adviser or the Fund and will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Compensation and Allocation of Expenses

Under the Fund’s Investment Management Agreement, the Fund is obligated to pay the Adviser a flat monthly fee, which is equal on an annual basis to 1.25% of the average daily net assets of the Fund. The fee does not reflect the additional 0.25% 12b-1 Fee for Class S Shares of the Fund. Total annual fees for Class S Shares of the Fund are 1.50%. However, under the Fund’s Investment Management Agreement, the Adviser has agreed to bear all of the Fund’s expenses, except for extraordinary expenses (as designated by a majority of the Fund’s disinterested directors), interest, brokerage commissions and other transaction charges relating to the investing activities of the Fund.

The Fund’s inception is June 30, 2016, and therefore there are no investment management fees and other expenses paid by the Fund to be reported as of the date of this Statement of Additional Information.

Approval of Investment Management Agreement

At a meeting held on April 18, 2016, the Boards of Directors of Sit Mutual Funds, Inc. unanimously approved the inclusion of the Fund in the investment management agreement entered into by and between Sit Investment Associates, Inc. and Sit Mutual Funds, Inc. dated November 1, 1992; (the “Advisory Agreement”).

DISTRIBUTOR

Sit Mutual Funds, Inc. (on behalf of Class I Shares of the Fund), has entered into an Underwriting and Distribution Agreement with SIA Securities Corp. (“Securities”), an affiliate of the Adviser, pursuant to which Securities acts as the Fund’s principal underwriter. Securities markets the Fund’s shares only to certain institutional investors and all other sales of the Fund’s shares are made by the Fund. Securities also distributes Class S shares of the Fund. The Adviser will pay all expenses of Securities in connection with such services and Securities is otherwise not entitled to any other compensation under the Underwriting and Distribution Agreement. The Fund will incur no additional fees in connection with the Underwriting and Distribution Agreement.

Pursuant to the Underwriting and Distribution Agreement, Securities has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. Securities has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. The Underwriting and Distribution Agreement is renewable from year to year if the Fund’s directors approve such agreement. The Fund or Securities can terminate the Underwriting and Distribution Agreement at any time without penalty on 60 days’ notice written notice to the other party. The Underwriting and Distribution Agreement terminates automatically upon its assignment. In the Underwriting and Distribution Agreement, Securities agrees to indemnify the Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of each Fund’s shares, except to the extent that such liability is the result of information which was obtainable by Securities only from persons affiliated with the Fund but not Securities.

Securities or the Adviser may enter into agreements with various brokerage or other firms pursuant to which such firms provide certain administrative services with respect to customers who are beneficial owners of shares of the Fund. The Adviser or Securities may compensate such firms for the services provided, which compensation is based on the aggregate assets of customers that are invested in the Fund.

12b-1 Distribution Plan – Class S Shares

Sit Mutual Funds, Inc., on behalf of Class S Shares of the Fund, has entered into a distribution plan (the “Distribution Plan”) with SIA Securities Corp. (“Securities”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Distribution Plan, Class S Shares pay a fee to Securities for the sale and distribution of its shares and servicing fund investors at an annual rate of 0.25% of the average daily net asset value of Class S Shares. The Distribution Plan provides that Securities may use all or any portion of such distribution fee in connection with the promotion and distribution of the Fund’s shares.

The distribution fee is not tied exclusively to actual distribution expenses, and it is payable to Securities regardless of the distribution-related expenses actually incurred; however the payments of this fee is subject to any limitation set forth in applicable regulations of the Financial Industry Regulatory Authority (“FINRA”). Because the distribution fee is not directly tied to expenses, the amount of distribution fees paid by Class S Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.

Securities may use the distribution fee to pay for services covered by the Distribution Plan, including, but not limited to, advertising, compensation to underwriters, dealers, selling personnel, financial advisers and other financial intermediaries such as retirement plan record keepers and discount brokerage firms engaged in the distribution of the Fund’s shares or assisting investors before and after the investment in the Fund’s shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Adviser may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Directors, including a majority of the directors who are “interested persons” of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement regarding the distribution of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amount spent for distribution expenses without approval of shareholders holding a majority of the outstanding Fund shares. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of the majority of the Board of Directors who are not “interested persons”, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that Securities (or other party on behalf of Securities), provide to the Board of Directors, at least quarterly, a written report of all amounts expended pursuant to the Distribution Plan. This report shall include the identity of each recipient and the purpose for which the amounts were expended and such other information as the Board of Directors may reasonably request.

As noted above, the distribution fee may be used to pay financial intermediaries, plan administrators and other service providers for any activity that is principally intended to result in the sale of Class S Shares. The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition, Class S Shares may participate in various

“fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, Securities may use all or a portion of the distribution fee to pay one or more supermarket sponsors a fee for distributing the Class S Shares.

BROKERAGE

Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Fixed income securities, as well as equity securities traded in the over-the-counter market, are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten fixed income and equity offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s selling concession or discount. Certain of these securities may also be purchased directly from the issuer, in which case neither commissions nor discounts are paid.

The Adviser selects and, where applicable, negotiates commissions with the broker-dealers who execute the transactions for the Fund. The primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the best price of the security, the reasonableness of the commission and considering the state of the market at the time. When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities. Such services also may include an account trading and order management system and analyses and reports concerning investment issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of certain accounts. Some services may require the use of hardware provided by the information provider. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of valuation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services they receive generally benefit several or all of the investment companies and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

The Adviser maintains an informal list of broker-dealers, which is used from time to time as a general guide in the placement of Fund business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to them in managing the Fund. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays commissions higher than the lowest commission rates available. Some investment companies enter into arrangements under which a broker-dealer agrees to pay the cost of certain products or services (not including research services) in exchange for fund brokerage (“brokerage/services arrangements”). Under a typical brokerage/service arrangement, a broker agrees to pay a fund’s custodian fees or transfer agent fees and, in exchange, the fund agrees to direct a minimum amount of brokerage to the broker. The Adviser does not intend to enter into such brokerage/service arrangements on behalf of the Fund. Some investment companies enter into arrangements that provide for specified or reasonably ascertainable fee reductions in exchange for the use of fund assets (“expense offset arrangements”). Under such expense offset agreements, expenses are reduced by foregoing income rather than by re-characterizing them as capital items. For example, a fund may have a “compensating balance” agreement with its custodian under which the custodian reduces its fee if the fund maintains cash or deposits with the custodian in non-interest bearing accounts. The Adviser does not intend to enter into expense offset agreements involving assets of the Fund.

Most domestic (U.S.) securities trades will be executed through U.S. brokerage firms and commercial banks. Most foreign equity securities will be obtained in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which International Growth Fund and Developing Markets Growth Fund may invest are generally traded in the over-the-counter markets.

Fund management does not currently anticipate that the Fund will effect brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with the Fund or the Adviser.

The Adviser has entered into agreements with certain unaffiliated registered broker-dealers that provide the Adviser with a wide variety of economic, performance, and investment research information from (but not limited to) Fitch Ratings, Moody’s Investors Service Inc., Standard & Poor’s, Bloomberg, L.P., TradWeb Service, Stone & McCarthy Research Associates, Factset Research Systems, and Intex Solutions, Inc. All transactions placed are subject to the above criteria.

Investment decisions for the Fund are made independently of those for other clients of the Adviser, including the other Funds. When the Fund or clients simultaneously engage in the purchase or sale of the same securities, the price of the transactions is averaged and the amount allocated in accordance with a formula deemed equitable to the Fund and client. In some cases, this system may adversely affect the price paid or received by the Fund or the size of the position obtainable.

The Fund’s inception is June  30, 2016, and therefore there are no brokerage commissions to be reported as of the date of this Statement of Additional Information.

PROXY VOTING

The corporate issuer of the Fund’s shares has delegated the voting of portfolio securities to the Adviser. The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Fund.

A Proxy Committee comprised of senior management is responsible for the development and implementation of the Proxy Voting Policy, and oversees and manages the day-to-day operations of the Adviser’s Proxy Voting Policies.

Generally, the Adviser exercises proxy voting discretion on proxy proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy. The Proxy Guidelines address issues which are frequently included in proxy proposals. Such issues include, for example, proposals seeking shareholder approval of equity-based compensation plans, changes in corporate control or shareholder rights, poison pills, corporate restructuring, and significant transactions. Proxy proposals which contain novel issues, include unique circumstances, or otherwise are not addressed in the Proxy Guidelines are reviewed by the Proxy Committee or it’s designates(s). The Proxy Committee or its designee(s) review each non-routine issue and determine the Adviser’s vote. The Proxy Committee considers the facts and circumstances of a proposal and retains the flexibility to exercise its discretion and apply the Proxy Guidelines in the best interests of the Fund.

The Fund will vote proxies in a manner that is consistent with its environmental, social and corporate governance (ESG) criteria in accordance with the Proxy Guidelines.

The Adviser has retained an independent third party (the “Service Firm”) to provide the Adviser with proxy analysis, vote execution, record keeping, and reporting services.

It is possible, but unlikely, that the Adviser may be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, the Adviser may provide investment management services to accounts owned or controlled by companies whose management is soliciting proxies, or the Adviser may have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. The Proxy Committee shall take steps to ensure a decision to vote the proxy was based on the Fund’s best interest and was not the product of the material conflict. To resolve a material conflict of interest, the Proxy Committee may (but is not limited to) base its vote on pre-determined guidelines or polices which requires little discretion of Adviser’s personnel; disclose the conflict to the Fund’s board of directors and obtain their consent prior to voting; or base its vote on the analysis and recommendation of an independent third party.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Boards of Directors has adopted procedures and policies regarding the disclosure of portfolio holdings in order to assist the Fund in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The Chief Compliance Officer oversees application of the policies and provides the Boards with periodic reports regarding the Fund’s compliance with the policies.

Complete portfolio holdings are included in the Fund’s annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. Copies of the Fund’s reports are available on the Fund’s website. The Fund files its complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Fund’s reports and Forms N-Q are available free on the EDGAR Database on the SEC’s website at www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies are available for a fee from the SEC by calling the SEC at 1-202-551-8090, by making an e-mail request at publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

A complete portfolio holdings report as of the end of each calendar quarter is available to all shareholders, prospective shareholders, intermediaries that distribute the Fund’s shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. A copy of the report may be obtained by contacting an Investor Service Representative.

The Fund’s Chairman and the Global Chief Investment Officer of Sit Investment Associates, Inc. (“SIA”) (the Fund’s investment adviser) may authorize disclosure of portfolio holdings at a time or times other than the calendar quarter end provided that (a) the chief investment officer determines that the disclosure of the portfolio information is for a legitimate business reason and in the best interest of the Fund; (b) the recipients are subject to a duty of confidentiality (and non-use) if appropriate; and (c) the Fund provides a report of the disclosure to the Boards of Directors at the Boards’ next regularly scheduled meetings. The prohibition against the disclosure of non-public portfolio holdings information to an unaffiliated third party does not apply to information sharing with the Fund’s service providers, which as of the date of this Statement of Additional Information are the Adviser, the Fund’s auditor, counsel, accountant, transfer agent, custodian, and proxy voting service provider, who require access to such information in order to fulfill their contractual duties to the Fund.

Information regarding the Fund’s aggregate portfolio characteristics may be disclosed at any time. Disclosure of the ownership of a particular portfolio holding may be made at any time provided the security has been included in a Fund’s quarterly portfolio holdings report.

The Fund, SIA or any affiliate may not receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2016, there were no Fund shares outstanding.

TAXES

The Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in such stocks, securities, or currency; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, United States Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund’s total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies).

The Fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

It is expected that the Fund’s distributions will consist primarily of capital gains. However, it is possible that the Fund will make distributions from investment earnings. Such distributions, if any, are taxable as ordinary income or as qualified dividend income. The Fund will designate the portion of its distributions from investment earnings during each year that constitute qualified dividend income. Generally, dividends that a Fund receives from domestic corporations and from foreign corporations whose stock is readily tradable on an established securities market in the U.S. or which are domiciled in countries on a list established by the Internal Revenue Service will qualify for qualified dividend treatment when paid out to investors.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. When a Fund has a capital loss carryover, it generally does not make capital gains distributions until the loss has been offset or expired.

When shares of a Fund are sold or otherwise disposed of, the Fund shareholder will realize a capital gain or loss equal to the difference between the purchase price and the sale price of the shares disposed of, if, as is usually the case, the Fund shares are a capital asset in the hands of the Fund shareholder. In addition, pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution. Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange.

Some of the investment practices that may be employed by the Fund will be subject to special provisions that, among other things, may defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Fund to mark-to market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original issue discount, both of which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. The Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as regulated investment companies.

It is expected that any net gain realized from the closing out of futures contacts, options or forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

FINANCIAL STATEMENTS

The Fund’s inception is June 30, 2016, and therefore there is no financial information to report at this time. For current information, please call 1-800-332-5580 or visit www.sitinvest.com.

OTHER INFORMATION

Custodian; Transfer Agent; Counsel; Accountants

BNY Mellon Investment Servicing Trust Company, One Wall Street, New York, NY 10286, acts as custodian of the Fund’s assets and portfolio securities; BNY Mellon Asset Servicing, 4400 Computer Drive, Westborough, MA 01581, is the Transfer Agent for the Fund; Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402, is the General Counsel for the Fund; and KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, acts as the Fund’s independent registered public accounting firm.

LIMITATION OF DIRECTOR LIABILITY

Under Minnesota law, each director of the Fund owes certain fiduciary duties to the Fund and to their shareholders. Minnesota law provides that a director “shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances.” Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of “loyalty” (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of “care” (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of “care”. Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors’ duty of “loyalty” to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which Act prohibits any provisions which purport to limit the liability of directors arising from such directors’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

Minnesota law does not eliminate the duty of “care” imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of “officers” to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director’s liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

CAPITALIZATION AND VOTING RIGHTS

The corporate issuer of the Fund’s shares is organized as a Minnesota corporation. The Fund’s corporate issuer currently offers its shares in two classes (Class I and Class S). Class S Shares of the Fund are subject to a 12b-1 distribution fee. Sit Mutual Funds, Inc. has one trillion shares of common stock authorized with a par value of one tenth of one cent per share. Ten billion of these shares have been designated by the Board of Directors for each of six series: Series A Common Shares represent shares of International Growth Fund; Series B Common Shares represent shares of Balanced Fund; Series C Common Shares represent shares of Developing Markets Growth Fund; Series D Common Shares represent shares of Small Cap Growth Fund; Series G Common Shares represent shares of Dividend Growth Fund; Series H Common Shares represent shares of Global Dividend Growth Fund; Series I Common Shares, which represent shares of Small Cap Dividend Growth Fund; and Series J which represent shares of the Fund. The Board of Directors of Sit Mutual Funds, Inc. is empowered to issue other series of common stock without shareholder approval.

The shares of the Fund are nonassessable, can be redeemed or transferred and have no preemptive or conversion rights. All shares have equal, noncumulative voting rights; that means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share (and a fractional vote for each fractional share) then registered in his/her name on the books of the Fund. The shares of the Fund are of equal value and each share is entitled to a pro rata portion of the income dividends and any capital gain distributions.

Shareholders of each class of shares of the Fund are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders. Shareholders will vote in the aggregate and not by class except (i) as otherwise expressly required by law or when the Board of Directors of the Fund determines that the matter to be voted on affects only the interests of the shareholders of a particular class, and (ii) with respect to matters related to any shareholder servicing plan or distribution plan adopted by the Board of Directors of the Fund with respect to such class.

The Fund is not required under Minnesota law to hold annual or periodically scheduled meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. If a regular meeting of shareholders has not been held during the immediately preceding fifteen months, Minnesota law allows a shareholder or shareholders holding three percent or more of the voting shares of the Fund to demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Fund. Ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Fund. Additionally, the Investment Company Act of 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

APPENDIX A - BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

Moody’s Investors Service, Inc.

Aaa	Judged to be the best quality, carry the smallest degree of investment risk
Aa	Judged to be of high quality by all standards
A	Possess many favorable investment attributes and are to be considered as higher medium grade obligations
Baa	Medium grade obligations. Lack outstanding investment characteristics.
Ba	Judged to have speculative elements. Protection of interest and principal payments may be very moderate.
B	Generally lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.
Caa	May be present elements of danger with respect to principal or interest or may be in default
Ca	Represent obligations which are speculative in a high degree. Often in default.
C	Lowest class of bonds and issued regarded as having extremely poor prospects of attaining any real investment standing.

Moody’s also applies numerical indicators, 1, 2, and 3, to rating categories Aa through Ba. The modifier 1 indicates that the security is in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Standard & Poor’s

AAA	Highest grade obligations and possess the ultimate degree of protection as to principal and interest
AA	Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree
A

Regarded as upper medium grade, have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions, interest and principal are regarded as safe

BBB	Considered investment grade with adequate capacity to pay interest and repay principal.
BB	Judged to be speculative with some inadequacy to meet timely interest and principal payments.
B	Has greater vulnerability to default than other speculative grade securities. Adverse economic conditions will likely impair capacity or willingness to pay interest and principal.
CCC	Has a vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.
CC	Applied to debt subordinated to senior debt
C	Applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating

Standard & Poor’s applies indicators “+”, no character, and “-” to the above rating categories AA through BB. The indicators show relative standing within the major rating categories.

Fitch Ratings

AAA	Highest credit quality with exceptional ability to pay interest and repay principal
AA	Investment grade and very high credit quality ability to pay interest and repay principal is very strong, although not quite as strong as AAA
A	Investment grade with high credit quality. Ability to pay interest and repay principal is strong.
BBB	Investment grade and has satisfactory credit quality. Adequate ability to pay interest and repay principal.
BB	Considered speculative. Ability to pay interest and repay principal may be affected over time by adverse economic changes.
B	Considered highly speculative. Currently meeting interest and principal obligations, but probability of continued payment reflects limited margin of safety.
CCC	Identifiable characteristics which if not remedied may lead to default. Ability to meet obligations requires an advantageous business and economic environment.
CC	Minimally protected bonds. Default in payment of interest and/or principal seems probable over time.
C	Imminent default in payment of interest or principal

+ and - indicators indicate the relative position within the rating category, but are not used in AAA category.

A  -  1

COMMERCIAL PAPER RATINGS

Moody’s

Commercial paper rated “Prime” carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s

The rating A-1 is the highest commercial paper rating assigned by Standard & Poor’s. The modifier “+” indicates that the security is in the higher end of this rating category.

Fitch Ratings

F-1+	Exceptionally strong credit quality
F-1	Strong credit quality

A  -  2

Part C

Other Information

Item 28.	Exhibits

(a)	Articles of Incorporation

To be filed by amendment.

(b)	Bylaws

To be filed by amendment.

(c)	Instruments Defining Rights of Security Holders

Not applicable.

(d)	Investment Management Agreement

To be filed by amendment.

(e)	Underwriting and Distribution Agreement

To be filed by amendment.

(f)	Bonus or Profit Sharing Contracts

Not applicable.

(g.)	Custody Agreement

To be filed by amendment.

(g.2.)	Foreign Custody Manager Agreement

To be filed by amendment.

(h.1)	Other Material Contracts: Transfer Agency and Shareholder Services Agreement

To be filed by amendment.

(h.2)	Other Material Contracts: Administration and Accounting Services Agreement

To be filed by amendment.

(i)	Legal Opinion

To be filed by amendment.

(j)	Other Opinion: Consent of KPMG LLP

To be filed by amendment.

(k)	Omitted Financial Statements

Not applicable.

(l)	Initial Capital Agreements: Letter of Investment Intent

To be filed by amendment.

(m)	Rule 12b-1 Plan

To be filed by amendment (on behalf of Class S shares only).

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(n)	Rule 18f-3 Plan

To be filed by amendment (on behalf of Class S shares only).

(o)	Reserved.

(p)	Code of Ethics

Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement.

(q)	Power of Attorney

Incorporated by reference to Post-Effective Amendment Nos. 33 and 37 to the Registrant’s Registration Statement.

Item 29.	Persons Controlled by or Under Common Control with Registrant

See the section of the Prospectus entitled “Management of the Fund” and the section of the Statement of Additional Information entitled “Investment Adviser.”

Item 30.	Indemnification

The Registrant’s Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, and to such extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations or releases promulgated thereunder.

The Registrant may indemnify its officers and directors and other “persons” acting in an “official capacity” (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of a Registrant, then such director generally may not be counted for the purpose of determining either the presence of a quorum or such director’s eligibility to be indemnified

In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

(a)	has not received indemnification for the same conduct from any other party or organization;
(b)	acted in good faith;
(c)	received no improper personal benefit;
(d)	in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful;
(e)	reasonably believed that the conduct was in the best interest of a Registrant, or in certain contexts, was not opposed to the best interest of a Registrant; and
(f)

had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, but not limited to, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to a Registrant, to payment or reimbursement by a Registrant of reasonable expenses, including attorneys’ fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by a Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have not been satisfied,

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and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under Section 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant undertakes to comply with the indemnification requirements of Investment Company Release 7221 (June 9, 1972) and Investment Company Release 11330 (September 2, 1980).

Item 31.	Business and other Connections of Investment Adviser

Sit Investment Associates, Inc. (the “Adviser”), serves as the investment adviser. SIA Securities Corp. (the “Distributor”) serves as Distributor for the Registrant. Below is a list of the officers and directors of the Adviser and their business/employment during the past two years. Unless otherwise indicated, the principal business address of each individual is the same as the Adviser, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Name	Business and Employment During Past Two Years; Principal Business Address
Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; Director, Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”); Chairman and President of all Sit Mutual Funds.

Ralph L. Strangis	Director of the Adviser; Director of SF; Founding member of law firm Kaplan, Strangis and Kaplan, P.A., 5500 Wells Fargo Center, 90 S. 7th Street, Minneapolis MN 55402.

Denise A. Anderson	Vice President - Research and Investment Management of the Adviser

Debra K. Beaudet	Vice President - Staff Operations of the Adviser.

John M. Bernstein	Vice President - Research and Investment Management of the Adviser

Michael C. Brilley	Senior Vice President and Senior Fixed Income Officer of the Adviser; President and Chief Fixed Income Officer of SF.

David A. Brown	Vice President – Research and Investment Management of the Adviser.

Joseph R. Eshoo	Vice President - Research and Investment Management of the Adviser

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Name	Business and Employment During Past Two Years; Principal Business Address
Kent L. Johnson	Senior Vice President - Research and Investment Management of the Adviser

Tasha M. Murdoff	Vice President - Research and Investment Management of the Adviser

Mark A. Pepper	Vice President - Research and Investment Management of the Adviser

Paul E. Rasmussen	Vice President, Secretary and Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer and Chief Compliance Officer of all Sit Mutual Funds.

Carla J. Rose	Vice President - Administration & Controller of the Adviser; Vice President, Controller and Treasurer and Assistant Secretary of SF; Vice President and Assistant Secretary of Distributor; Vice President, Assistant Secretary and Assistant Treasurer of all Sit Mutual Funds.

Raymond E. Sit	Vice President - Research and Investment Management of the Adviser

Robert W. Sit	Vice President - Research and Investment Management of the Adviser; Vice President – Investments of all Stock Funds.

Ronald D. Sit	Director and Vice President - Research and Investment Management of the Adviser; Vice President – Investments of all Stock Funds.

Mike J. Stellmacher	Vice President - Research and Investment Management of the Adviser

Item 32.	Principal Underwriters

The Distributor for the Registrant is SIA Securities Corp., 3300 IDS Center, Minneapolis, MN 55402, an affiliate of the Adviser. The Distributor distributes only shares of each Registrant.

Below is a list of the officers and directors of the Distributor and their business/employment during the past two years:

Name	Business and Employment During Past Two Years; Principal Business Address
Roger J. Sit	Chairman, President, CEO and Global CIO of the Adviser; Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of the Distributor; Chairman and President of all Sit Mutual Funds.

Paul E. Rasmussen	Vice President, Secretary and Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor; Vice President, Treasurer and Chief Compliance Officer of all Sit Mutual Funds.

Carla J. Rose	Vice President - Administration & Deputy Controller of the Adviser; Vice President, Controller and Treasurer and Assistant Secretary of SF; Vice President and Assistant Secretary of Distributor; Vice President, Assistant Secretary and Assistant Treasurer of all Sit Mutual Funds.

Kelly K. Boston	Staff Attorney of the Adviser; Secretary of the Distributor; Assistant Secretary & Assistant Treasurer of all Sit Mutual Funds.

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Item 33.	Location of Accounts and Records

The Custodian for the Registrant is BNY Mellon Investment Servicing Trust Company, One Wall Street, New York, NY 10286. The Transfer Agent for the Registrant is BNY Mellon Asset Servicing, 4400 Computer Drive, Westborough, MA 01581. Other books and records are maintained by the Adviser, Sit Investment Associates, Inc., which is located at 3300 IDS Center, Minneapolis, MN 55402.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Minneapolis, State of Minnesota, on the 28th day of March 2016.

SIT MUTUAL FUNDS, INC.
(Registrant)

By	/s/ Roger J. Sit
Roger J. Sit, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title

/s/ Roger J. Sit	Dated: March 28, 2016
Roger J. Sit, Chairman
(Principal Executive Officer and Director)

/s/ Paul E. Rasmussen	Dated: March 28, 2016
Paul E. Rasmussen, Treasurer
(Principal Financial Officer and Accounting Officer)

Edward M. Giles, Director*

Sidney L. Jones, Director*

Bruce C. Lueck, Director*

Donald W. Phillips, Director*

Barry N. Winslow, Director*

*By /s/ Roger J. Sit	Dated: March 28, 2016
Roger J. Sit, Attorney-in-fact

*Pursuant to a power of attorney filed previously with the Commission.

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